     The Delaware Group includes             --------------------------------
funds with a wide range of
investment objectives. Stock funds,          DECATUR INCOME FUND
income funds, tax-free funds, money          DECATUR TOTAL RETURN FUND
market funds, global and                     BLUE CHIP FUND
international funds and closed-end           QUANTUM FUND
equity funds give investors the              --------------------------------
ability to create a portfolio that
fits their personal financial
goals. For more information,                 A CLASSES
shareholders of the Fund Classes             --------------------------------
should contact their financial
adviser or call Delaware Group at
800-523-4640, and shareholders of            B CLASSES
the Institutional Class should               --------------------------------
contact Delaware Group at
800-828-5052.
                                             C CLASSES
                                             --------------------------------
INVESTMENT MANAGER
Delaware Management Company, Inc.
One Commerce Square                          INSTITUTIONAL CLASSES
Philadelphia, PA  19103                      ================================

SUB-ADVISER
Blue Chip Fund and                           CLASSES OF DELAWARE GROUP
Quantum Fund:                                EQUITY FUNDS II, INC.
Vantage Global Advisors, Inc.                --------------------------------
630 Fifth Avenue
New York, NY 10111

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
1818 Market Street                           PART B
Philadelphia, PA  19103
                                             STATEMENT OF
SHAREHOLDER SERVICING,                       ADDITIONAL INFORMATION
DIVIDEND DISBURSING,
ACCOUNTING SERVICES                          --------------------------------
AND TRANSFER AGENT
Delaware Service Company, Inc.
1818 Market Street
Philadelphia, PA  19103                      FEBRUARY 24, 1997

LEGAL COUNSEL
Stradley, Ronon, Stevens & Young, LLP
One Commerce Square
Philadelphia, PA  19103
                                                                     DELAWARE
INDEPENDENT AUDITORS                                                 GROUP
Ernst & Young LLP                                                    -----------
Two Commerce Square
Philadelphia, PA  19103

CUSTODIAN
Decatur Income Fund and
Decatur Total Return Fund:
Bankers Trust Company
One Bankers Trust Plaza
New York, NY  10006

Blue Chip Fund and
Quantum Fund:
The Chase Manhattan Bank
4 Chase Metrotech Center
Brooklyn, NY 11245



-------------------------------------------------------------------------------------------------------------------------------

                                                                                    PART B--STATEMENT OF ADDITIONAL INFORMATION
                                                                                                              FEBRUARY 24, 1997

-------------------------------------------------------------------------------------------------------------------------------
DELAWARE GROUP EQUITY FUNDS II, INC.

-------------------------------------------------------------------------------------------------------------------------------
1818 Market Street
Philadelphia, PA  19103
-------------------------------------------------------------------------------------------------------------------------------
For more information about the Institutional Classes:  800-828-5052


For Prospectus and Performance of Class A Shares, Class B Shares and Class C Shares:
         Nationwide 800-523-4640

Information on Existing Accounts of Class A Shares, Class B Shares and Class C Shares:
         (SHAREHOLDERS ONLY) Nationwide 800-523-1918


Dealer Services:  (BROKER/DEALERS ONLY) Nationwide 800-362-7500
-------------------------------------------------------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------------------------------------------------------
Cover Page
-------------------------------------------------------------------------------------------------------------------------------
Investment Policies and Portfolio Techniques
-------------------------------------------------------------------------------------------------------------------------------
Accounting and Tax Issues
-------------------------------------------------------------------------------------------------------------------------------
Performance Information
-------------------------------------------------------------------------------------------------------------------------------
Trading Practices and Brokerage
-------------------------------------------------------------------------------------------------------------------------------
Purchasing Shares
-------------------------------------------------------------------------------------------------------------------------------
Investment Plans
-------------------------------------------------------------------------------------------------------------------------------
Determining Offering Price
         and Net Asset Value
-------------------------------------------------------------------------------------------------------------------------------
Redemption and Repurchase
-------------------------------------------------------------------------------------------------------------------------------
Distributions and Taxes
-------------------------------------------------------------------------------------------------------------------------------
Investment Management Agreements
         and Sub-Advisory Agreements
-------------------------------------------------------------------------------------------------------------------------------
Officers and Directors
-------------------------------------------------------------------------------------------------------------------------------
Exchange Privilege
-------------------------------------------------------------------------------------------------------------------------------
General Information
-------------------------------------------------------------------------------------------------------------------------------
Appendix A--Ratings
-------------------------------------------------------------------------------------------------------------------------------
Appendix B--IRA Information
-------------------------------------------------------------------------------------------------------------------------------
Appendix C--Performance Overview
-------------------------------------------------------------------------------------------------------------------------------
Appendix D--The Company Life Cycle
-------------------------------------------------------------------------------------------------------------------------------
Financial Statements
-------------------------------------------------------------------------------------------------------------------------------

         Delaware Group Equity Funds II, Inc. ("Equity Funds II, Inc.") is a professionally-managed mutual fund of the series type. This Statement of Additional Information ("Part B" of the registration statement) describes the Decatur Income Fund series, Decatur Total Return Fund series, Blue Chip Fund series and Quantum Fund series (individually the "Fund" and collectively the "Funds") of Equity Funds II, Inc. Decatur Income Fund, Decatur Total Return Fund, Blue Chip Fund and Quantum Fund offer, respectively, Decatur Income Fund A Class, Decatur Total Return Fund A Class, Blue Chip Fund A Class and Quantum Fund A Class ("Class A Shares"), Decatur Income Fund B Class, Decatur Total Return Fund B Class, Blue Chip Fund B Class and Quantum Fund B Class ("Class B Shares") and Decatur Income Fund C Class, Decatur Total Return Fund C Class, Blue Chip Fund C Class and Quantum Fund C Class ("Class C Shares") (Class A Shares, Class B Shares and Class C Shares together, the "Fund Classes") and Decatur Income Fund Institutional Class, Decatur Total Return Fund Institutional Class, Blue Chip Fund Institutional Class and Quantum Fund Institutional Class (the "Institutional Classes").


         Class B Shares, Class C Shares and Institutional Class Shares of a Fund may be purchased at a price equal to the next determined net asset value per share. Class A Shares may be purchased at the public offering price, which is equal to the next determined net asset value per share, plus a front-end sales charge. Class A Shares are subject to a maximum front-end sales charge of 4.75% and annual 12b-1 Plan expenses of up to 0.30%. Class B Shares are subject to a contingent deferred sales charge ("CDSC") which may be imposed on redemptions made within six years of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses. Class C Shares are subject to a CDSC which may be imposed on redemptions made within 12 months of purchase and annual 12b-1 Plan expenses of up to 1% which are assessed against Class C Shares for the life of the investment. All references to "shares" in this Part B refer to all Classes of shares of each Fund, except where noted.

         This Part B supplements the information contained in the current Prospectuses for the Fund Classes dated, February 24, 1997 and the current Prospectuses for the Institutional Classes dated February 24, 1997, as they may be amended from time to time. It should be read in conjunction with the respective Class' Prospectus. Part B is not itself a prospectus but is, in its entirety, incorporated by reference into each Class' Prospectus. A prospectus relating to the Fund Classes and a prospectus relating to the Institutional Classes may be obtained by writing or calling your investment dealer or by contacting the Funds' national distributor, Delaware Distributors, L.P. (the "Distributor"), 1818 Market Street, Philadelphia, PA 19103.

INVESTMENT POLICIES AND PORTFOLIO TECHNIQUES

         Investment Restrictions--Each Fund has adopted the following restrictions which cannot be changed without approval by the holders of a "majority" of such Fund's outstanding shares, which is a vote by the holders of the lesser of a) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or b) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

Decatur Income Fund shall not:

         1. Invest more than 5% of the value of its assets in securities of any one company (except U.S. government bonds) or purchase more than 10% of the voting or nonvoting securities of any one company.

         2. Acquire control of any company. (Equity Funds II, Inc.'s Certificate of Incorporation permits control of companies to protect investments already made, but its policy is not to acquire control.)

         3. Purchase or retain securities of a company which has an officer or director who is an officer or director of Equity Funds II, Inc., or an officer, director or partner of its investment manager if, to the knowledge of Equity Funds II, Inc., one or more of such persons own beneficially more than 1/2 of 1% of the shares of the company, and in the aggregate more than 5% thereof.

         4. Allow long or short positions on shares of the Fund to be taken by Equity Funds II, Inc.'s officers, directors or any of its affiliated persons. Such persons may buy shares of the Fund for investment purposes, however.

         5. Purchase any security issued by any other investment company if after such purchase it would: (a) own more than 3% of the voting stock of such company, (b) own securities of such company having a value in excess of 5% of the Fund's assets or (c) own securities of investment companies having an aggregate value in excess of 10% of the Fund's assets.

         6. Invest more than 10% of the value of its total assets in illiquid assets.

         7. Invest in securities of other investment companies except at customary brokerage commission rates or in connection with mergers, consolidations or offers of exchange.

         8. Make any investment in real estate unless necessary for office space or the protection of investments already made. (This restriction does not preclude the Fund's purchase of securities issued by real estate investment trusts.)

         9. Sell short any security or property.

         10. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.


         11. Borrow, except as a temporary measure for extraordinary or emergency purposes, and then not in excess of 10% of gross assets taken at cost or market, whichever is lower, and not to pledge more than 15% of gross assets taken at cost. Any borrowing will be done from a bank, and to the extent that such borrowing exceeds 5% of the value of the Fund's assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday and holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300%. The Fund shall not issue senior securities as defined in the Investment Company Act of 1940 ("1940 Act"), except for notes to banks.


         12. Make loans. However, the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund and the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other transactions.

         13. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         14. The Fund may act as an underwriter of securities of other issuers, but its present policy is not to do so.


         In addition, notwithstanding restriction 8 above and although not a matter of fundamental policy, Equity Funds II, Inc. has made a commitment that the Fund's investments in securities issued by real estate investment trusts will not exceed 10% of its total assets. In addition, the Fund may not concentrate investments in any particular industry, which means not investing more than 25% of its assets in any industry.


         Decatur Total Return Fund shall not:

         1. Invest more than 5% of the market or other fair value of its assets in the securities of any one issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities).

         2. Invest in securities of other investment companies except as part of a merger, consolidation or other acquisition.

         3. Make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.

         4. Purchase or sell real estate but this shall not prevent the Fund from investing in companies which own real estate or in securities secured by real estate or interests therein.

         5. Purchase more than 10% of the outstanding voting or nonvoting securities of any issuer, or invest in companies for the purpose of exercising control or management.

         6. Act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund might be deemed to be an underwriter for the purposes of the Securities Act of 1933 ("1933 Act").

         7. Make any investment which would cause more than 25% of the market or other fair value of its total assets to be invested in the securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

          8. Deal in commodities, except that the Fund may invest in financial futures, including futures contracts on stocks and stock indices, interest rates and foreign currencies and other types of financial futures that may be developed in the future, and may purchase or sell options on such futures, and enter into closing transactions with respect to those activities.

         9. Purchase securities on margin, make short sales of securities or maintain a net short position.

         10. Invest more than 5% of the value of its total assets in securities of companies less than three years old. Such three-year period shall include the operation of any predecessor company or companies.

         11. Invest in warrants valued at the lower of cost or market exceeding 5% of the Fund's net assets. Included in that amount, but not to exceed 2% of the Fund's net assets, may be warrants not listed on the New York Stock Exchange or American Stock Exchange.

         12. Purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Equity Funds II, Inc. or of its investment manager if or so long as the directors and officers of Equity Funds II, Inc. and of its investment manager together own beneficially more than 5% of any class of securities of such issuer.

         13. Invest in interests in oil, gas or other mineral exploration or development programs.

         14. Invest more than 10% of the value of the Fund's net assets in repurchase agreements maturing in more than seven days and in other illiquid assets.


         15. Borrow money in excess of one-third of the value of its net assets and then only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank and to the extent that such borrowing exceeds 5% of the value of the Fund's net assets, asset coverage of at least 300% is required. In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sunday or holidays) or such longer period as the Securities and Exchange Commission (the "SEC") may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Fund will not pledge more than 10% of its net assets. The Fund will not issue senior securities as defined in the 1940 Act except for notes to banks.

         Although it is not a matter of fundamental policy, Decatur Total Return Fund may invest not more than 5% of its assets in foreign securities (other than securities of Canadian issuers registered under the Securities Exchange Act of 1934 ("1934 Act") or American Depositary Receipts, on which there are no such limits). Foreign markets may be more volatile than U.S. markets. Such investments involve sovereign risk in addition to the normal risks associated with American securities. These risks include political risks, foreign taxes and exchange controls and currency fluctuations. For example, foreign portfolio investments may fluctuate in value due to changes in currency rates (i.e., the value of foreign investments would increase with a fall in the value of the dollar, and decrease with a rise in the value of the dollar) and control regulations apart from market fluctuations. The Fund may also experience delays in foreign securities settlement.

         The application of the investment policy of Decatur Income Fund and Decatur Total Return Fund will be dependent upon the judgment of Delaware Management Company, Inc. (the "Manager"). In accordance with the judgment of the Manager, the proportions of a Fund's assets invested in particular industries will vary from time to time. The securities in which a Fund invests may or may not be listed on a national stock exchange, but if they are not so listed will generally have an established over-the-counter market. While management believes that the investment objective of Decatur Income Fund and Decatur Total Return Fund can be achieved by investing primarily in common stocks, each Fund may be invested in other securities including, but not limited to, convertible securities, preferred stocks, bonds, warrants and foreign securities. Decatur Income Fund may invest up to 15% of its net assets in high yield, high risk securities. In periods during which the Manager feels that market conditions warrant a more defensive portfolio positioning, each Fund may also invest in various types of fixed-income obligations.

Blue Chip Fund will not:

         1. With respect to 75% of its total assets, Blue Chip Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Blue Chip Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Blue Chip Fund will not sell short any security or property.

         4. Blue Chip Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.


         5. Blue Chip Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. Blue Chip Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.



         6. Blue Chip Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Blue Chip Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         8. Blue Chip Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         In addition to the above fundamental investment restrictions, Blue Chip Fund has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. Blue Chip Fund will not invest for the purpose of acquiring control of any company.

         2. Blue Chip Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act at the time of the investment.

         3. Blue Chip Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Equity Funds II, Inc. or of the Manager or Sub- Adviser if or so long as the directors and officers of Equity Funds II, Inc. and of the Manager and Sub- Adviser together own beneficially more than 5% of any class of securities of such issuer.

         4. Blue Chip Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         5. Blue Chip Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.

Quantum Fund will not:

         1. With respect to 75% of its total assets, Quantum Fund will not invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or certificates of deposit for any such securities and cash and cash items) or purchase more than 10% of the voting securities of any one company.

         2. Quantum Fund will not make any investment in real estate. This restriction does preclude the Fund's purchase of securities issued by real estate investment trusts, the purchase of securities issued by companies that deal in real estate, or the investment in securities secured by real estate or interests therein.

         3. Quantum Fund will not sell short any security or property.

         4. Quantum Fund will not buy or sell commodities or commodity contracts except that the Fund may enter into futures contracts and options thereon.


         5. Quantum Fund will not borrow money in excess of one-third of the value of its net assets. Any borrowing will be done in accordance with the rules and regulations prescribed from time to time by the SEC with respect to open-end investment companies. Quantum Fund shall not issue senior securities as defined in the 1940 Act, except for notes to banks.



         6. Quantum Fund will not make loans. However, (i) the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities, or of other securities authorized to be purchased by the Fund's investment policies, whether or not the purchase was made upon the original issuance of the securities, and the entry into "repurchase agreements" are not to be considered the making of a loan by the Fund; and (ii) the Fund may loan securities to qualified broker/dealers or institutional investors for their use relating to short sales and other security transactions.

         7. Quantum Fund will not act as an underwriter of securities of other issuers, except that the Fund may acquire restricted or not readily marketable securities under circumstances where, if such securities are sold, the Fund may be deemed to be an underwriter for purposes of the 1933 Act.

         8. Quantum Fund will not invest more than 25% of its total assets in securities of issuers all of which conduct their principal business activities in the same industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         In addition to the above fundamental investment restrictions, Quantum Fund has the following investment restrictions which may be amended or changed without approval of shareholders.

         1. Quantum Fund will not invest for the purpose of acquiring control of any company.

         2. Quantum Fund will not invest in securities of other investment companies, except the Fund may invest in securities of open-end, closed-end and unregistered investment companies, in accordance with the limitations contained in the Investment Company Act at the time of the investment.

         3. Quantum Fund will not purchase or retain the securities of any issuer which has an officer, director or security holder who is a director or officer of Equity Funds II, Inc. or of the Manager or Sub- Adviser if or so long as the directors and officers of Equity Funds II, Inc. and of the Manager or Sub- Adviser together own beneficially more than 5% of any class of securities of such issuer.

         4. Quantum Fund will not invest in interests in oil, gas and other mineral leases or other mineral exploration or development programs.

         5. Quantum Fund will not purchase securities on margin except short-term credits that may be necessary for the clearance of purchases and sales of securities.

         Securities will not normally be purchased by a Fund while it has an outstanding borrowing.

         In addition, from time to time, each Fund may also engage in the following investment techniques:


         A. Rule 144A Securities--Each Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A ("Rule 144A Securities") under the 1933 Act. Rule 144A Securities may be freely traded among qualified institutional investors without registration under the 1933 Act.


         Investing in Rule 144A Securities could have the effect of increasing the level of a Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. After the purchase of a Rule 144A Security, however, the Board of Directors and the Manager will continue to monitor the liquidity of that security to ensure that Decatur Income Fund and Decatur Total Return Fund each has no more than 10%, and Blue Chip Fund and Quantum Fund each has no more than 15%, of its net assets in illiquid securities.

         B. Repurchase Agreements--In order to invest its cash reserves or when in a temporary defensive posture, a Fund may enter into repurchase agreements with banks or broker/dealers deemed to be creditworthy by the Manager, under guidelines approved by the Board of Directors. A repurchase agreement is a short-term investment in which the purchaser (i.e., a Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the purchaser's holding period. Generally, repurchase agreements are of short duration, often less than one week, but on occasion for longer periods. Not more than 10% of the assets of each of Decatur Income Fund and Decatur Total Return Fund and 15% of the assets of each of Blue Chip Fund and Quantum Fund may be invested in repurchase agreements of over seven-days' maturity or other illiquid assets. Should an issuer of a repurchase agreement fail to repurchase the underlying security, the loss to a

Fund, if any, would be the difference between the repurchase price and the market value of the security. A Fund will limit its investments in repurchase agreements, to those which the Manager, under the guidelines of the Board of Directors, determines to present minimal credit risks and which are of high quality. In addition, the Fund must have collateral of at least 100% of the repurchase price, including the portion representing a Fund's yield under such agreements, which is monitored on a daily basis. Such collateral is held by the Custodian in book entry form. Such agreements may be considered loans under the 1940 Act, but the Funds consider repurchase agreements contracts for the purchase and sale of securities, and it seeks to perfect a security interest in the collateral securities so that it has the right to keep and dispose of the underlying collateral in the event of a default.

         The funds in the Delaware Group have obtained an exemption from the joint-transaction prohibitions of Section 17(d) of the 1940 Act to allow the Delaware Group funds jointly to invest cash balances. Each Fund of the Company may invest cash balances in a joint repurchase agreement in accordance with the terms of the Order and subject generally to the conditions described above.


         C. Portfolio Loan Transactions--Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales or other security transactions.


         It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to a Fund involved from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund involved; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the directors of Equity Funds II, Inc. know that a material event will occur affecting an investment loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the directors to vote the proxy.

         The major risk to which a Fund would be exposed on a loan transaction is the risk that the borrower would go bankrupt at a time when the value of the security goes up. Therefore, each Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Directors, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.


         D. Options--Each Fund may write call options on a covered basis only and purchase put options, and will not engage in option writing strategies for speculative purposes.

Covered Call Writing

         Each Fund may write covered call options from time to time on such portion of its portfolio, without limit, as the Manager determines is appropriate in seeking to obtain the Fund's investment objective. A call option gives the purchaser of such option the right to buy, and the writer, in this case a Fund, has the obligation to sell the underlying security at the exercise price during the option period. The advantage to a Fund of writing covered calls is that the Fund receives additional income, in the form of a premium, which may offset any capital loss or decline in market value of the security. However, if the security rises in value, the Fund may not fully participate in the market appreciation.

         During the option period, a covered call option writer may be assigned an exercise notice by the broker/dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the option writer has received an exercise notice for such option.

         With respect to both options on actual portfolio securities owned by a Fund and options on stock indices, a Fund may enter into closing purchase transactions. A closing purchase transaction is one in which a Fund, when obligated as a writer of an option, terminates its obligation by purchasing an option of the same series as the option previously written.

         Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security or to enable a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction depending upon whether the net amount of the original premium received on the call option is more or less than the cost of effecting the closing purchase transaction. Any loss incurred in a closing purchase transaction may be partially or entirely offset by the premium received from a sale of a different call option on the same underlying security. Such a loss may also be wholly or partially offset by unrealized appreciation in the market value of the underlying security. Conversely, a gain resulting from a closing purchase transaction could be offset in whole or in part by a decline in the market value of the underlying security.


         If a call option expires unexercised, a Fund will realize a short-term capital gain in the amount of the premium on the option, less the commission paid. Such a gain, however, may be offset by depreciation in the market value of the underlying security during the option period. If a call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security, and the proceeds of the sale of the security plus the amount of the premium on the option, less the commission paid.


         The market value of a call option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the price volatility of the underlying security and the time remaining until the expiration date.


         A Fund will write call options only on a covered basis, which means that Fund will own the underlying security subject to the call option at all times during the option period. Unless a closing purchase transaction is effected, the Fund would be required to continue to hold a security which it might otherwise wish to sell, or deliver a security it would want to hold. Options written by a Fund will normally have expiration dates between one and nine months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

Purchasing Put Options
         Each Fund may invest in put options, provided that each of Decatur Income Fund and Decatur Total Return Fund may invest no more than 2% of its total assets in the purchase of put options. A Fund will, at all times during which it holds a put option, own the security covered by such option.

         Each Fund may purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option ("protective puts"). The ability to purchase put options will allow a Fund to protect an unrealized gain in an appreciated security in its portfolio without actually selling the security. If the security does not drop in value, the Fund will lose the value of the premium paid. A Fund may sell a put option which it has previously purchased prior to the sale of the securities underlying such option. Such sales will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid on the put option which is sold.

         A Fund may sell a put option purchased on individual portfolio securities or stock indices. Additionally, a Fund may enter into closing sale transactions. A closing sale transaction is one in which a Fund, when it is the holder of an outstanding option, liquidates its position by selling an option of the same series as the option previously purchased.

Options on Stock Indices
         A stock index assigns relative values to the common stocks included in the index with the index fluctuating with changes in the market values of the underlying common stock.

         Options on stock indices are similar to options on stocks but have different delivery requirements. Stock options provide the right to take or make delivery of the underlying stock at a specified price. A stock index option gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (ii) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Gain or loss to a Fund on transactions in stock index options will depend on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements of individual securities.

         As with stock options, a Fund may offset its position in stock index options prior to expiration by entering into a closing transaction on an Exchange or it may let the option expire unexercised.


         A stock index fluctuates with changes in the market values of the stock so included. Some stock index options are based on a broad market index such as the Standard & Poor's 500 ("S&P 500") or the New York Stock Exchange Composite Index, or a narrower market index such as the Standard & Poor's 100

("S&P 100"). Indices are also based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the following Exchanges among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange.


         The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in a Fund's portfolio correlate with price movements of the stock index selected. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indices, in an industry or market segment, rather than movements in the price of a particular stock. Since a Fund's portfolio will not duplicate the components of an index, the correlation will not be exact. Consequently, a Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities which would result in a loss on both such securities and the hedging instrument. Accordingly, successful use of options on stock indices will be subject to the Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual stocks.

         Positions in stock index options may be closed out only on an Exchange which provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option. Thus, it may not be possible to close such an option. The inability to close options positions could have an adverse impact on a Fund's ability to effectively hedge its securities. A Fund will enter into an option position only if there appears to be a liquid secondary market for such options.

         The Funds will not engage in transactions in options on stock indices for speculative purposes but only to protect appreciation attained, to offset capital losses and to take advantage of the liquidity available in the option markets.

         E. Futures Contracts and Options on Futures Contracts--As noted in the Prospectuses, each Fund may enter into futures contracts relating to securities, securities indices, interest rates or foreign currencies. (Unless otherwise specified, interest rate futures contracts, securities and securities index futures contracts and foreign currency futures contracts are collectively referred to as "futures contracts.") Such investment strategies will be used as a hedge and not for speculation.

         As noted in the Prospectuses, each Fund may purchase and write options on the types of futures contracts, described in the Prospectuses.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in a Fund's portfolio. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which a Fund intends to purchase. If a put or call option that a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, a Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         A Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, a Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease occurs, it may be offset, in whole or part, by a profit on the option. If the market decline does not occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

         In addition, from time to time, Blue Chip Fund and Quantum Fund each may engage in the following investment techniques:

         A. Foreign and Emerging Market Securities--Each Fund has the ability to purchase securities in any foreign country. Investors should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations. These risks are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations.

         In addition, in many countries, there is substantially less publicly available information about issuers than is available in reports about companies in the United States. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Consequently, financial data about foreign companies may not accurately reflect the real condition of those issuers and securities markets.

         Further, a Fund may encounter difficulty or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates on securities transactions in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, and may be subject to administrative uncertainties. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States, and capital requirements for brokerage firms are generally lower. The foreign securities markets of many of the countries in which a Fund may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States.

         Each Fund may also invest in securities of issuers located in emerging market nations. Compared to the United States and other developed countries, emerging countries may have volatile social conditions, relatively unstable governments and political systems, economies based on only a few industries and economic structures that are less diverse and mature, and securities markets that trade a small number of securities, which can result in a low or nonexistent volume of trading. Prices in these securities markets tend to be volatile and, in the past, securities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging countries. Further, investments and opportunities for investments by foreign investors are subject to a variety of national policies and restrictions in many emerging countries. Also, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including, in some cases, the need for certain governmental consents. Countries such as those in which a Fund may invest have historically experienced and may continue to experience, substantial, and in some periods extremely high rates of inflation for many years, high interest rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Other factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

         There has been in the past, and there may be again in the future, an interest equalization tax levied by the United States in connection with the purchase of foreign securities such as those purchased by a Fund. Payment of such interest equalization tax, if imposed, would reduce the Fund's rate of return on its investment. Dividends paid by foreign issuers may be subject to withholding and other foreign taxes which may decrease the net return on such investments as compared to dividends paid to the Fund by United States corporations. Special rules govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules generally include the following: (i) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury Regulations, preferred stock); (ii) the accruing of certain trade receivables and payables; and (iii) the entering into or acquisition of any forward contract, futures contract, option and similar financial instruments other than any "regulated futures contract" or "nonequity option" marked to market. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options are generally not subject to the special currency rules, if they are or would be treated as sold for their fair market value at year-end under the marking to market rules applicable to other futures contracts, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary gain or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. Certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the Internal Revenue Code of 1986, as amended (the "Code"), and the Treasury Regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. The income tax effects of integrating and treating a transaction as a single transaction are generally to create a synthetic debt instrument that is subject to the original discount provisions. It is anticipated that some of the non-U.S. dollar denominated investments and foreign currency contracts a Fund may make or enter into will be subject to the special currency rules described above.

         B. Foreign Currency Transactions--Although each Fund values its assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency transactions in order to expedite settlement of portfolio transactions and to minimize currency value fluctuations. A Fund may conduct its foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Fund will convert currency on a spot basis from time to time, and investors should be aware of the costs of currency conversion.

         A Fund may enter into forward contracts to "lock in" the price of a security it has agreed to purchase or sell, in terms of U.S. dollars or other currencies in which the transaction will be consummated. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying security transaction, the Fund will be able to protect itself against a possible loss resulting from an adverse change in currency exchange rates during the period between the date the security is purchased or sold and the date on which payment is made or received.

         When the Sub-Adviser believes that the currency of a particular country may suffer a significant decline against the U.S. dollar or against another currency, a Fund may enter into a forward foreign currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency.

         A Fund will not enter into forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency.

         At the maturity of a forward contract, a Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency. The Fund may realize a gain or loss from currency transactions. With respect to forward foreign currency contracts, the precise matching of forward contract amounts and the value of the securities involved is generally not possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency strategy is highly uncertain.

         It is impossible to forecast the market value of Fund securities at the expiration of the contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of a security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         C. Investment Company Securities--Any investments that a Fund makes in either closed-end or open-end investment companies will be limited by the 1940 Act, and would involve an indirect payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, a Fund may not (1) own more than 3% of the voting stock of another investment company; (2) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (3) invest more than 10% of the Fund's total assets in shares of other investment companies. If a Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

         D. Unseasoned Companies--Each Fund may invest in relatively new or unseasoned companies which are in their early stages of development, or small companies positioned in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. The companies in which a Fund may invest may have relatively small revenues, limited product lines, and may have a small share of the market for their products or services. Small companies may lack depth of management, they may be unable to internally generate funds necessary for growth or potential development or to generate such funds through external financing or favorable terms, or they may be developing or marketing new products or services for which markets are not yet established and may never become established. Due these and other factors, small companies may suffer significant losses as well as realize substantial growth, and investments in such companies tend to be volatile and are therefore speculative.

         In addition, as a matter of non-fundamental policy, Quantum Fund will adhere to a Social Criteria strategy:

         The Sub-Adviser will utilize the Social Investment Database published by KLD in determining whether a company is engaged in any activity precluded by the Fund's Social Criteria. The Social Investment Database reflects KLD's determination of the extent to which a company's involvement in the activities prohibited by the Social Criteria is significant enough to merit a concern or a major concern. Significance may be determined on the basis of percentage of revenue generated by, or the size of the operations attributable to, activities related to such Social Criteria, or other factors selected by KLD. The social screening undergoes continual refinement and modification.

         Pursuant to the Social Criteria presently in effect, the Fund will not knowingly invest in or hold securities of companies which engage in:

          1. Activities which result or are likely to result in damage to the natural environment;


          2. The production of nuclear power, the design or construction of nuclear power plants, or the manufacture of equipment for the production of nuclear power;


          3.   The manufacture of, or contracting for, military weapons; or

          4.   The liquor, tobacco or gambling industries.

         Because of its Social Criteria, the Fund may not be able to take the same advantage of certain investment opportunities as do funds which do not have Social Criteria. Only securities of companies not excluded by any of the Social Criteria will be eligible for consideration for purchase by the Fund according to its objective and policies described in the Prospectus.

         The Fund will commence the orderly sale of securities of a company when it is determined by the Sub-Adviser that such company no longer adheres to the Social Criteria. The Fund will sell such securities in a manner so as to minimize any adverse affect on the Fund's assets. Typically, such sales will be made within 90 days from the date of the Sub-Adviser's determination, unless a sale within the 90 day period would produce a significant loss to the overall value of the Fund's assets.

ACCOUNTING AND TAX ISSUES

         When a Fund writes a call option, an amount equal to the premium received by it is included in the section of the Fund's assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently "marked to market" to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal Exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and asked prices. If an option which a Fund has written expires on its stipulated expiration date, the Fund reports a realized gain. If a Fund enters into a closing purchase transaction with respect to an option which the Fund has written, the Fund realizes a gain (or loss if the cost of the closing transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. Any such gain or loss is a short-term capital gain or loss for federal income tax purposes. If a call option which a Fund has written is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received.


         Other Tax Requirements--Decatur Income Fund and Decatur Total Return Fund have qualified, and intend to continue to qualify, and Blue Chip Fund and Quantum Fund intend to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Each Fund must meet several requirements to maintain its status as a regulated investment company. Among these requirements are that at least 90% of its investment company taxable income be derived from dividends, interest, payment with respect to securities loans and gains from the sale or disposition of securities; that at the close of each quarter of its taxable year at least 50% of the value of its assets consists of cash and cash items, government securities, securities of other regulated investment companies and, subject to certain diversification requirements, other securities; and that less than 30% of its gross income be derived from sales of securities held for less than three months.


         The requirement that not more than 30% of a Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months may restrict the Fund in its ability to write covered call options on securities which it has held less than three months, to write options which expire in less than three months, to sell securities which have been held less than three months and to effect closing purchase transactions with respect to options which have been written less than three months prior to such transactions. Consequently, in order to avoid realizing a gain within the three-month period, a Fund may be required to defer the closing out of a contract beyond the time when it might otherwise be advantageous to do so.

         The straddle rules of Section 1092 may apply. Generally, the straddle provisions require the deferral of losses to the extent of unrecognized gains related to the offsetting positions in the straddle. Excess losses, if any, can be recognized in the year of loss. Deferred losses will be carried forward and recognized in the following year, subject to the same limitation.

PERFORMANCE INFORMATION

         From time to time, each Fund may state each of its Classes' total return in advertisements and other types of literature. Any statement of total return performance data for a Class will be accompanied by information on the average annual compounded rate of return for that Class over, as relevant, the most recent one-, five- and ten-year (or life-of-fund, if applicable) periods. Each Fund may also advertise aggregate and average total return information for its Classes over additional periods of time.


         Total return performance for each Class will be computed by adding all reinvested income and realized securities profits distributions plus the change in net asset value during a specific period and dividing by the offering price at the beginning of the period. It will not reflect any income taxes payable by shareholders on the reinvested distributions included in the calculation. Because securities prices fluctuate, past performance should not be considered as a representation of the results which may be realized from an investment in either Fund in the future.

         In presenting performance information for Class A Shares, the Limited CDSC applicable to only certain redemptions of those shares will not be deducted from any computation of total return. See the Prospectuses for the Fund Classes for a description of the Limited CDSC and the limited instances in which it applies. All references to a CDSC in this Performance Information section will apply to Class B Shares or Class C Shares of the Funds.


         The average annual total rate of return for each Class is based on a hypothetical $1,000 investment that includes capital appreciation and depreciation during the stated periods. The following formula will be used for the actual computations:

                                      n
                               P(1 + T)  = ERV

         Where:      P  =     a hypothetical initial purchase order of $1,000
                              from which, in the case of only Class A Shares, the maximum front-end sales charge is deducted;

                     T  =     average annual total return;

                     n  =     number of years; and

                   ERV  =     redeemable value of the hypothetical $1,000
                              purchase at the end of the period after the deduction of the applicable CDSC, if any, with respect to Class B Shares and Class C Shares.






         Aggregate or cumulative total return is calculated in a similar manner, except that the results are not annualized. Each calculation assumes the maximum front-end sales charge, if any, is deducted from the initial $1,000 investment at the time it is made with respect to Class A Shares and that all distributions are reinvested at net asset value, and, with respect to Class B Shares and Class C Shares, reflects the deduction of the CDSC that would be applicable upon complete redemption of such shares. In addition, each Fund may present total return information that does not reflect the deduction of the maximum front-end sales charge or any applicable CDSC.


         The performance of Class A Shares, Class B Shares, Class C Shares and the Institutional Class of Decatur Income Fund and Decatur Total Return Fund, as shown below, is the average annual total return quotations through November 30, 1996, computed as described above.


         The average annual total return for Class A Shares at offer reflects the maximum front-end sales charge of 4.75% paid on the purchase of shares. The average annual total return for Class A Shares at net asset value (NAV) does not reflect the payment of any front-end sales charge. Pursuant to applicable regulation, total return shown for the Institutional Classes for the periods prior to the commencement of operations of such Classes is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by Decatur Total Return Fund, and performance for Decatur Total Return Fund Institutional Class would have been affected had such an adjustment been made.

          The average annual total return for Class B Shares and Class C Shares including deferred sales charge reflects the deduction of the applicable CDSC that would be paid if the shares were redeemed at November 30, 1996. The average annual total return for Class B Shares and Class C Shares excluding deferred sales charge assumes the shares were not redeemed at November 30, 1996 and therefore does not reflect the deduction of a CDSC.

         Securities prices fluctuated during the periods covered and past results should not be considered as representative of future performance.





                                                              Average Annual Total Return
                                                                  Decatur Income Fund
                                                Class A
                                             Shares(1)(2)(3)        Class A Shares         Institutional
                                               (at Offer)             (at NAV)(3)            Class(4)
          1 year ended 11/30/96                  18.57%                 24.47%                24.65%

          3 years ended 11/30/96                 15.59%                 17.48%                17.62%

          5 years ended 11/30/96                 15.43%                 16.56%                16.65%

          10 years ended 11/30/96                11.55%                 12.09%                12.13%

          15 years ended 11/30/96                14.71%                 15.09%                15.11%

          3/18/57(5) through 11/30/96            12.19%                 12.32%                12.33%



(1) On May 2, 1994, the maximum front-end sales charge was reduced from 8.50% to 5.75%.

(2) Effective November 29, 1995, the maximum front-end sales charge was reduced from 5.75% to 4.75%. The above performance numbers are calculated using 4.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.

(3) Performance figures reflect the applicable Rule 12b-1 distribution expenses that apply on and after May 2, 1994.


(4) Date of initial public offering of Decatur Income Fund Institutional Class was January 13, 1994.

(5)  Date of initial public offering of Decatur Income Fund A Class.


                                                               Average Annual Total Return
                                                                   Decatur Income Fund


                            Class B Shares        Class B Shares                          Class C Shares       Class C Shares
                              (Including            (Excluding                              (Including           (Excluding
                               Deferred              Deferred                                Deferred             Deferred
                             Sales Charge)         Sales Charge)                           Sales Charge)        Sales Charge)
          1 year ended                                                 1 year ended
          11/30/96              19.43%                23.43%           11/30/96               22.47%               23.47%
          Period                                                       Period
          9/6/94(1)                                                    11/29/95(2)
          through                                                      through
          11/30/96              19.46%                20.53%           11/30/96               23.23%               23.23%

(1)  Date of initial public offering of Decatur Income Fund B Class.

(2)  Date of initial public offering of Decatur Income Fund C Class.



                                                              Average Annual Total Return
                                                               Decatur Total Return Fund

                                             Class A Shares         Class A Shares         Institutional
                                              (at Offer)(1)            (at NAV)              Class(2)

          1 year ended 11/30/96                  18.95%                 24.89%                25.24%

          3 years ended 11/30/96                 16.99%                 18.91%                19.24%

          5 years ended 11/30/96                 15.97%                 17.10%                17.33%

          10 years ended 11/30/96                12.54%                 13.08%                13.19%

          Period 8/27/86(3)
          through 11/30/96                       13.03%                 13.57%                13.68%


(1) Effective November 29, 1995, the maximum front-end sales charge was reduced from 5.75% to 4.75%. The above performance numbers are calculated using 4.75% as the applicable sales charge for all time periods, and are more favorable than they would have been had they been calculated using the former front-end sales charges.


(2) Date of initial public offering of Decatur Total Return Fund Institutional Class was July 26, 1993.

(3)  Date of initial public offering of Decatur Total Return Fund A Class.




                                                               Average Annual Total Return
                                                                Decatur Total Return Fund

                            Class B Shares        Class B Shares                          Class C Shares       Class C Shares
                              (Including            (Excluding                              (Including           (Excluding
                               Deferred              Deferred                                Deferred             Deferred
                             Sales Charge)         Sales Charge)                           Sales Charge)        Sales Charge)

          1 year ended                                                 1 year ended
          11/30/96              20.01%                24.01%           11/30/96               23.04%               24.04%

          Period                                                       Period
          9/6/94(1)                                                    11/29/95(2)
          through                                                      through
          11/30/96              21.30%                22.35%           11/30/96               23.90%               23.90%

(1)  Date of initial public offering of Decatur Total Return Fund B Class.

(2)  Date of initial public offering of Decatur Total Return Fund C Class.


         Total return information regarding Blue Chip Fund and Quantum Fund is not shown because such shares were not offered to be public until the date of this Part B.


         As stated in the Funds' Prospectuses, Decatur Income Fund and Decatur Total Return Fund may also quote their respective Classes' current yield in advertisements and investor communications.

         The yield computation is determined by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the resulting figure, according to the following formula:

                                          a--b     6
                            YIELD = 2[(-------- + 1)  -- 1]
                                            cd

          Where:     a   =    dividends and interest earned during the period;

                     b   =    expenses accrued for the period (net of
                              reimbursements);

                     c   =    the average daily number of shares outstanding
                              during the period that were entitled to receive dividends;

                     d   =    the maximum offering price per share on the last
                              day of the period.

         The above formula will be used in calculating quotations of yield of each Class, based on specified 30-day periods identified in advertising by the Funds. The yields of each Class of Decatur Income Fund and Decatur Total Return Fund as of November 30, 1996 were as follows:

                              Decatur Income Fund    Decatur Total Return Fund

   Class A Shares                    2.87%                     1.84%
   Class B Shares                    2.18%                     1.22%
   Class C Shares                    2.18%                     1.22%
   Institutional Class Shares        3.18%                     2.22%

         Yield calculations assume the maximum front-end sales charge, if any, and do not reflect the deduction of any contingent deferred sales charge. Actual yield on Class A Shares may be affected by variations in front-end sales charges on investments. Information regarding the performance of each Class of Blue Chip Fund and Quantum Fund is not shown because such shares were not offered to the public until the date of this Part B.

         Past performance, such as reflected in quoted yields, should not be considered as a representation of the results which may be realized from an investment in any class of the Funds in the future. Investors should note that the income earned and dividends paid by each Fund will vary with the fluctuation of interest rates and performance of the portfolio.


         Decatur Fund's investment strategy relies on the consistency, reliability and predictability of corporate dividends. Dividends tend to rise over time, despite market conditions, and keep pace with rising prices; they are paid out in "current" dollars. And, just as important, current dividend income can help lessen the effects of adverse market conditions. Decatur Fund's dividend discipline, coupled with the potential for capital gains, seeks to provide investors with a consistently higher total-rate-of-return over time.

         In 1972, Delaware Investment Advisers, a division of the Manager, offered the time-proven Decatur investment style to the institutional investing community. As of December 31, 1996, Delaware Investment Advisers managed approximately $20 billion in institutional assets under management in that style.

         From time to time, each Fund may also quote its Classes' actual total return performance, dividend results and other performance information in advertising and other types of literature and may compare that information to, or may separately illustrate similar information reported by, the S&P 500 Stock Index and the Dow Jones Industrial Average and other unmanaged indices.

         The S&P 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of stocks which are representative of and used to measure broad stock market performance. The total return performance reported for these indices will reflect the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charge or other fees. In seeking a particular investment objective, a Fund's portfolio may include common stocks considered by the Manager to be more aggressive than those tracked by these indices.

         From time to time, each Fund may also quote actual total return performance of its Classes in advertising and other types of literature compared to indices or averages of alternative financial products available to prospective investors. For example, the performance comparisons may include the average return of various bank instruments, some of which may carry certain return guarantees offered by leading banks and thrifts as monitored by Bank Rate Monitor, and those of generally-accepted corporate bond and government security price indices of various durations prepared by Lehman Brothers and Salomon Brothers, Inc. These indices are not managed for any investment goal.

         Statistical and performance information and various indices compiled and maintained by organizations such as the following may also be used in preparing exhibits comparing certain industry trends and competitive mutual fund performance to comparable activity and performance of the Funds and in illustrating general financial planning principles. From time to time, certain mutual fund performance ranking information, calculated and provided by these organizations, may also be used in the promotion of sales of each Fund. Any indices used are not managed for any investment goal.


         CDA Technologies, Inc., Lipper Analytical Services, Inc. and Morningstar, Inc. are performance evaluation services that maintain statistical performance databases, as reported by a diverse universe of independently- managed mutual funds.

         Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data including total return, capital appreciation and income on the stock market as well as other investment asset classes, and inflation. With their permission, this information will be used primarily for comparative purposes and to illustrate general financial planning principles.

         Interactive Data Corporation is a statistical access service that maintains a database of various international industry indicators, such as historical and current price/earning information, individual equity and fixed-income price and return information.

         Compustat Industrial Databases, a service of Standard & Poor's, may also be used in preparing performance and historical stock and bond market exhibits. This firm maintains fundamental databases that provide financial, statistical and market information covering more than 7,000 industrial and non-industrial companies.

         Russell Indexes is an investment analysis service that provides both current and historical stock performance information, focusing on the business fundamentals of those firms issuing the security.

         Salomon Brothers and Lehman Brothers are statistical research firms that maintain databases of international market, bond market, corporate and government-issued securities of various maturities. This information, as well as unmanaged indices compiled and maintained by these firms, will be used in preparing comparative illustrations. In addition, the performance of multiple indices compiled and maintained by these firms may be combined to create a blended performance result for comparative purposes. Generally, the indices selected will be representative of the types of securities in which the Funds may invest and the assumptions that were used in calculating the blended performance will be described.


         Comparative information on the Consumer Price Index may also be included. The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.


         The following tables are examples, for purposes of illustration only, of cumulative total return performance for Class A Shares, Class B Shares, Class C Shares and Institutional Classes of Decatur Income Fund and Decatur Total Return Fund through November 30, 1996. Pursuant to applicable regulation, total return shown for the Institutional Classes for the periods prior to the commencement of operations of such Classes is calculated by taking the performance of the respective Class A Shares and adjusting it to reflect the elimination of all sales charges. However, for those periods, no adjustment has been made to eliminate the impact of 12b-1 payments by Decatur Total Return Fund, and performance for Decatur Total Return Fund Institutional Class would have been affected had such an adjustment been made. For these purposes, the calculations assume the reinvestment of any realized securities profits distributions and income dividends paid during the indicated periods, but does not reflect any income taxes payable by shareholders on the reinvested distributions. The performance of Class A Shares reflects the maximum front-end sales charge paid on the purchases of shares but may also be shown without reflecting the impact of any front-end sales charge. The performance of Class B Shares and Class C Shares is calculated both with the applicable CDSC included and excluded. Comparative information on the S&P 500 Stock Index and the Dow Jones Industrial Average is also included.

                             Cumulative Total Return
                               Decatur Income Fund




                                               Class A
                                           Shares(1)(2)(3)       Institutional          S&P 500            Dow Jones
                                             (at Offer)            Class(4)            Index(5)          Industrial(5)
          3 months ended 11/30/96              7.22%               12.56%             16.75%               16.76%

          6 months ended 11/30/96              7.17%(6)            12.63%             14.38%               16.86%

          9 months ended 11/30/96             11.26%               16.91%             20.20%               20.87%

          1 year ended 11/30/96               18.57%               24.65%             27.86%               31.39%

          3 years ended 11/30/96              54.44%               62.73%             76.90%               90.84%

          5 years ended 11/30/96             104.89%              115.95%            130.70%              157.51%

          10 years ended 11/30/96            198.36%              214.32%            311.36%              367.40%

          15 years ended 11/30/96            683.74%              725.83%            919.23%            1,155.10%

          3/18/57(7) through 11/30/96      9,516.48%           10,032.89%            N/A                  N/A



(1) On May 2, 1994, the maximum front-end sales charge was reduced from 8.50% to 5.75%.

(2) Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% from 5.75%. The above performance figures are calculated using 4.75% as the applicable sales charge for all periods, and are more favorable than they would have been had they been calculated using the former sales charges.

(3) Performance figures for periods after May 1, 1994 reflect applicable Rule 12b-1 distribution expenses. Future performance will be affected by such expenses.


(4) Date of initial public offering of Decatur Income Fund Institutional Class was January 13, 1994.


(5)  Source: Interactive Data Corp.


(6) For the six months ended November 30, 1996, cumulative total return for Decatur Income Fund A Class at net asset value was 7.17%.

(7)  Date of initial public offering of Decatur Income Fund A Class.

                             Cumulative Total Return
                               Decatur Income Fund

                                           Class B Shares       Class B Shares
                                             (Including           (Excluding
                                              Deferred             Deferred             S&P 500            Dow Jones
                                            Sales Charge)        Sales Charge)         Index(1)         Industrial(1)
3 months ended 11/30/96                        8.34%               12.34%             16.75%               16.76%

6 months ended 11/30/96                        8.09%               12.09%             14.38%               16.86%

9 months ended 11/30/96                       12.09%               16.09%             20.20%               20.87%

1 year ended 11/30/96                         19.43%               23.43%             27.86%               31.39%

Period 9/6/94(2)
through 11/30/96                              48.81%               51.81%             68.26%               76.28%



(1)  Source: Interactive Data Corp.


(2)  Date of initial public offering of Decatur Income Fund B Class.



                             Cumulative Total Return
                               Decatur Income Fund


                                           Class C Shares       Class C Shares
                                             (Including           (Excluding
                                              Deferred             Deferred             S&P 500            Dow Jones
                                            Sales Charge)        Sales Charge)         Index(1)         Industrial(1)
3 months ended 11/30/96                       11.36%               12.36%             16.75%               16.76%

6 months ended 11/30/96                       11.04%               12.04%             14.38%               16.86%

9 months ended 11/30/96                       15.09%               16.09%             20.20%               20.87%

1 year ended 11/30/96                         22.47%               23.47%             27.86%               31.39%

Period 11/29/95(2)
through 11/30/96                              23.37%               23.37%             27.85%               31.50%


(1)  Source: Interactive Data Corp.


(2)  Date of initial public offering of Decatur Income Fund C Class.

                             Cumulative Total Return
                            Decatur Total Return Fund



                                           Class A Shares        Institutional          S&P 500            Dow Jones
                                            (at Offer)(1)          Class(2)            Index(3)          Industrial(3)
          3 months ended 11/30/96              8.22%               13.70%             16.75%               16.76%

          6 months ended 11/30/96              7.85%(4)            13.41%             14.38%               16.86%

          9 months ended 11/30/96             11.75%               17.61%             20.20%               20.87%

          1 year ended 11/30/96               18.95%               25.24%             27.86%               31.39%

          3 years ended 11/30/96              60.12%               69.56%             76.90%               90.84%

          5 years ended 11/30/96             109.76%              122.32%            130.70%              157.51%

          10 years ended 11/30/96            225.77%              245.29%            311.36%              367.40%

          Period 8/27/86(5)
          through 11/30/96                   251.47%              272.82%            308.99%              376.51%



(1) Effective November 29, 1995, the maximum front-end sales charge was reduced to 4.75% from 5.75%. The above performance figures are calculated using 4.75% as the applicable sales charge for all periods, and are more favorable than they would have been had they been calculated using the former sales charges.


(2) Date of initial public offering of Decatur Total Return Fund Institutional Class was July 26, 1993.


(3)  Source: Interactive Data Corp.


(4) For the six months ended November 30, 1996, cumulative total return at net asset value for Decatur Total Return Fund A Class was 7.85%.

(5)  Date of initial public offering of Decatur Total Return Fund A Class.


                             Cumulative Total Return
                            Decatur Total Return Fund

                                           Class B Shares       Class B Shares
                                             (Including           (Excluding
                                              Deferred             Deferred            S&P 500             Dow Jones
                                            Sales Charge)        Sales Charge)         Index(1)         Industrial(1)
          3 months ended 11/30/96              9.36%               13.36%             16.75%               16.76%

          6 months ended 11/30/96              8.78%               12.78%             14.38%               16.86%

          9 months ended 11/30/96             12.66%               16.66%             20.20%               20.87%

          1 year ended 11/30/96               20.01%               24.01%             27.86%               31.39%

          Period 9/6/94(2)
          through 11/30/96                    53.99%               56.99%             68.26%               76.28%



(1)  Source: Interactive Data Corp.


(2)  Date of initial public offering of Decatur Total Return Fund B Class.

                             Cumulative Total Return
                            Decatur Total Return Fund


                                           Class C Shares       Class C Shares
                                             (Including           (Excluding
                                              Deferred             Deferred             S&P 500            Dow Jones
                                            Sales Charge)        Sales Charge)         Index(1)         Industrial(1)
3 months ended 11/30/96                       12.39%               13.39%             16.75%               16.76%

6 months ended 11/30/96                       11.80%               12.80%             14.38%               16.86%

9 months ended 11/30/96                       15.70%               16.70%             20.20%               20.87%

1 year ended 11/30/96                         23.04%               24.04%             27.86%               31.39%

Period 11/29/95(2)
through 11/30/96                              24.04%               24.04%             27.85%               31.50%



(1)  Source: Interactive Data Corp.


(2)  Date of initial public offering of Decatur Total Return Fund C Class.


         See Appendix C - Performance Overview for additional performance information of Decatur Income Fund.


         Because every investor's goals and risk threshold are different, the Distributor, as distributor for the Funds and other mutual funds in the Delaware Group, will provide general information about investment alternatives and scenarios that will allow investors to assess their personal goals. This information will include general material about investing as well as materials reinforcing various industry-accepted principles of prudent and responsible personal financial planning. One typical way of addressing these issues is to compare an individual's goals and the length of time the individual has to attain these goals to his or her risk threshold. In addition, the Distributor will provide information that discusses the Manager's overriding investment philosophy and how that philosophy impacts a Fund's, and other Delaware Group funds', investment disciplines employed in seeking their objectives. The Distributor may also from time to time cite general or specific information about the institutional clients of the Manager, including the number of such clients serviced by the Manager.

THE POWER OF COMPOUNDING
         When you opt to reinvest your current income for additional Fund shares, your investment is given yet another opportunity to grow. It's called the Power of Compounding and the following chart illustrates just how powerful it can be.

COMPOUNDED RETURNS
         Results at various assumed fixed rates of return on a $10,000 investment compounded monthly for 10 years:

                             9% Rate             11% Rate          13% Rate
                             of Return           of Return         of Return
                             ---------           ---------         ---------

              1 year         $10,938             $11,157           $11,380
             2 years         $11,964             $12,448           $12,951
             3 years         $13,086             $13,889           $14,739
             4 years         $14,314             $15,496           $16,773
             5 years         $15,657             $17,289           $19,089
             6 years         $17,126             $19,290           $21,723
             7 years         $18,732             $21,522           $24,722
             8 years         $20,489             $24,013           $28,134
             9 years         $22,411             $26,791           $32,018
            10 years         $24,514             $29,892           $36,437

         Results at various assumed fixed rates of return on a $10,000 investment compounded quarterly for 10 years:

                        8% Rate       10% Rate      12% Rate      14% Rate
                        of Return     of Return     of Return     of Return
                        ---------     ---------     ---------     ---------

         1 year         $10,824       $11,038        $11,255       $11,475
        2 years         $11,717       $12,184        $12,668       $13,168
        3 years         $12,682       $13,449        $14,258       $15,111
        4 years         $13,728       $14,845        $16,047       $17,340
        5 years         $14,859       $16,386        $18,061       $19,898
        6 years         $16,084       $18,087        $20,328       $22,833
        7 years         $17,410       $19,965        $22,879       $26,202
        8 years         $18,845       $22,038        $25,751       $30,067
        9 years         $20,399       $24,325        $28,983       $34,503
       10 years         $22,080       $26,851        $32,620       $39,593


         These figures are calculated assuming a fixed constant investment return and assume no fluctuation in the value of principal. These figures, which do not reflect payment of applicable taxes or sales charges, are not intended to be a projection of investment results and do not reflect the actual performance results of any of the Classes.

TRADING PRACTICES AND BROKERAGE

         Equity Funds II, Inc. selects brokers or dealers to execute transactions on behalf of a Fund for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers execute transactions at best price and execution. Best price and execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where a Fund either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission. When a commission is paid, the Fund involved pays reasonably competitive brokerage commission rates based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Fund pays a minimal share transaction cost when the transaction presents no difficulty.


         During the fiscal years ended November 30, 1994, 1995 and 1996, the aggregate dollar amounts of brokerage commissions paid by Decatur Income Fund were $3,843,614, $3,039,414 and $4,041,197, respectively. During the same periods, the aggregate dollar amounts of brokerage commissions paid by Decatur Total Return Fund were $895,815, $1,150,026 and $1,488,884, respectively.


         The Manager may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to brokers or dealers who provide brokerage and research services. These services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software and hardware used in security analyses; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used, or used exclusively, with respect to the fund or account generating the brokerage.


         During the fiscal year ended November 30, 1996, portfolio transactions of Decatur Income Fund and Decatur Total Return Fund in the amounts of $563,577,586 and $250,606,532, respectively, resulting in brokerage commissions of $735,196 and $339,613, respectively, were directed to brokers for brokerage and research services provided.

         As provided in the 1934 Act and each Fund's Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker/dealers who provide such brokerage and research services, the Funds believe that the commissions paid to such broker/dealers are not, in general, higher than commissions that would be paid to broker/dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager which constitute in some part brokerage and research services used by the Manager in connection with its investment decision-making process and constitute in some part services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as no fund is disadvantaged, portfolio transactions which generate commissions or their equivalent are allocated to broker/dealers who provide daily portfolio pricing services to a Fund and to other funds in the Delaware Group. Subject to best price and execution, commissions allocated to brokers providing such pricing services may or may not be generated by the funds receiving the pricing service.


         The Manager may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and Equity Funds II, Inc.'s Board of Directors that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"), and subject to seeking best price and execution, the Funds may place orders with broker/dealers that have agreed to defray certain Fund expenses such as custodian fees, and may, at the request of the Distributor, give consideration to sales of shares of a Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.


Portfolio Turnover
         Portfolio trading will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Code and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of the investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover, such a turnover always being incidental to transactions undertaken with a view to achieving a Fund's investment objective. However, it is generally anticipated that a Fund's portfolio turnover rate will be less than 100%,

         The degree of portfolio activity may affect brokerage costs of a Fund and taxes payable by a Fund's shareholders to the extent of any net realized capital gains. Each Fund's portfolio turnover rate is not expected to exceed 100%; however, under certain market conditions a Fund may experience a rate of portfolio turnover which could exceed 100%. Each Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular fiscal year by the monthly average of the value of the portfolio securities owned by such Fund during the particular fiscal year, exclusive of securities whose maturities at the time of acquisition are one year or less. A turnover rate of 100% would occur, for example, if all the investments in a Fund's portfolio at the beginning of the year were replaced by the end of the year.

         During the past two fiscal years, Decatur Income Fund's portfolio turnover rates were 74% and 101%, respectively, and Decatur Total Return Fund's portfolio turnover rates were 81% and 87%, respectively.


         Each Fund may hold securities for any period of time. A Fund's portfolio turnover will be increased if the Fund writes a large number of call options which are subsequently exercised. The portfolio turnover rate also may be affected by cash requirements from redemptions and repurchases of Fund shares. Total brokerage costs generally increase with higher portfolio turnover rates.

PURCHASING SHARES


         The Distributor serves as the national distributor for each Fund's classes of shares - Class A Shares, Class B Shares, Class C Shares and the Institutional Class, and has agreed to use its best efforts to sell shares of each Fund. See the Prospectuses for additional information on how to invest. Shares of the Funds are offered on a continuous basis, and may be purchased through authorized investment dealers or directly by contacting Equity Funds II, Inc. or the Distributor.

         The minimum initial investment generally is $1,000 for Class A Shares, Class B Shares and Class C Shares. Subsequent purchases of such classes generally must be at least $100. The initial and subsequent minimum investments for Class A Shares will be waived for purchases by officers, directors and employees of any Delaware Group fund, the Manager or the Sub-Adviser or any of the their affiliates if the purchases are made pursuant to a payroll deduction program. Shares purchased pursuant to the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act and shares purchased in connection with an Automatic Investing Plan are subject to a minimum initial purchase of $250 and a minimum subsequent purchase of $25. Accounts opened under the Delaware Group Asset Planner service are subject to a minimum initial investment of $2,000 per Asset Planner Strategy selected. There are no minimum purchase requirements for the Funds' Institutional Classes, but certain eligibility requirements must be satisfied.


         Each purchase of Class B Shares is subject to a maximum purchase limitation of $250,000. For Class C Shares, each purchase must be in an amount that is less than $1,000,000. See Investment Plans for purchase limitations applicable to retirement plans. Equity Funds II, Inc. will reject any purchase order for more than $250,000 of Class B Shares and $1,000,000 or more of Class C Shares. An investor may exceed these limitations by making cumulative purchases over a period of time. An investor should keep in mind, however, that reduced front-end sales charges apply to investments of $100,000 or more in Class A Shares, and that Class A Shares are subject to lower annual 12b-1 Plan expenses than Class B Shares and Class C Shares and generally are not subject to a CDSC.


         Selling dealers are responsible for transmitting orders promptly. Equity Funds II, Inc. reserves the right to reject any order for the purchase of shares of a Fund if in the opinion of management such rejection is in such Fund's best interests.

         The NASD has adopted Rules of Fair Practice, as amended, relating to investment company sales charges. Equity Funds II, Inc. and the Distributor intend to operate in compliance with these rules.


         Class A Shares are purchased at the offering price which reflects a maximum front-end sales charge of 4.75%; however, lower front-end sales charges apply for larger purchases. See the table below. Class A Shares are also subject to annual 12b-1 Plan expenses.


         Class B Shares are purchased at net asset value and are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class B Shares are also subject to annual 12b-1 Plan expenses which are higher than those to which Class A Shares are subject and are assessed against Class B Shares for approximately eight years after purchase. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses.

         Class C Shares are purchased at net asset value and are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. Class C Shares are also subject to annual 12b-1 Plan expenses for the life of the investment which are equal to those to which Class B Shares are subject.

         Institutional Class shares are purchased at the net asset value per share without the imposition of a front-end or contingent deferred sales charge or 12b-1 Plan expenses. See Determining Offering Price and Net Asset Value and Plans Under Rule 12b-1 for the Fund Classes in this Part B.

         Class A Shares, Class B Shares, Class C Shares and Institutional Class shares represent a proportionate interest in a Fund's assets and will receive a proportionate interest in that Fund's income, before application, as to Class A, Class B and Class C Shares, of any expenses under that Fund's 12b-1 Plans.

         Certificates representing shares purchased are not ordinarily issued unless, in the case of Class A Shares or Institutional Class shares, a shareholder submits a specific request. Certificates are not issued in the case of Class B Shares or Class C Shares. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by Delaware Service Company, Inc. (the "Transfer Agent"). The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor that is permitted to obtain a certificate may receive a certificate representing shares purchased by sending a letter to the Transfer Agent requesting the certificate. No charge is assessed by Equity Funds II, Inc. for any certificate issued. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

Alternative Purchase Arrangements
         The alternative purchase arrangements of Class A, Class B and Class C Shares of each Fund permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances. Investors should determine whether, given their particular circumstances, it is more advantageous to purchase Class A Shares of a Fund and incur a front-end sales charge and annual 12b-1 Plan expenses of up to a maximum of 0.30% of the average daily net assets of Class A Shares or to purchase either Class B or Class C Shares of a Fund and have the entire initial purchase amount invested in the Fund with the investment thereafter subject to a CDSC and annual 12b-1 Plan expenses. Class B Shares are subject to a CDSC if the shares are redeemed within six years of purchase, and Class C Shares are subject to a CDSC if the shares are redeemed within 12 months of purchase. Class B and Class C Shares are each subject to annual 12b-1 Plan expenses of up to a maximum of 1% (0.25% of which are service fees to be paid to the Distributor, dealers or others for providing personal service and/or maintaining shareholder accounts) of average daily net assets of the respective Class. Class B Shares will automatically convert to Class A Shares at the end of approximately eight years after purchase and, thereafter, be subject to annual 12b-1 Plan expenses of up to a maximum of 0.30% of average daily net assets of such shares.
Unlike Class B Shares, Class C Shares do not convert to another class.


Class A Shares
         Purchases of $100,000 or more of Class A Shares at the offering price carry reduced front-end sales charges as shown in the accompanying table, and may include a series of purchases over a 13-month period under a Letter of Intention signed by the purchaser. See Special Purchase Features -- Class A Shares, below, for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.





                                                      Decatur Income Fund
                                                   Decatur Total Return Fund
                                                        Blue Chip Fund
                                                         Quantum Fund
                                                        Class A Shares
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                          Dealer's
                                                                                                        Commission***
                                           Front-End Sales Charge as a % of                               as % of
                                        Offering                        Amount                           Offering
Amount of Purchase                      Price                           Invested**                         Price
-------------------------------------------------------------------------------------------------------------------------------
                                                                  Decatur
                                                    Decatur       Total      Blue
                                                    Income        Return     Chip           Quantum
                                                    Fund          Fund       Fund           Fund
Less than $100,000                     4.75%         4.97%        4.97%      4.94%           4.94%        4.00%

$100,000 but under $250,000            3.75          3.89         3.88       3.88            3.88         3.00

$250,000 but under $500,000            2.50          2.58         2.57       2.59            2.59         2.00

$500,000 but under $1,000,000*         2.00          2.02         2.05       2.00            2.00         1.60

* There is no front-end sales charge on purchases of $1 million or more of Class A Shares but, under certain limited circumstances, a 1% contingent deferred sales charge may apply upon redemption of such shares. The contingent deferred sales charge ("Limited CDSC") that may be applicable arises only in the case of certain shares that were purchased at net asset value and triggered the payment of a dealer's commission.


** In the case of Decatur Income Fund and Decatur Total Return Fund, based on the net asset value per share of the respective Fund's Class A Shares as of the end of Equity Funds II, Inc.'s most recent fiscal year. In the case of Blue Chip Fund and Quantum Fund, based on an initial net asset value of $8.50 per share.


*** Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages set forth above.
--------------------------------------------------------------------------------


         A Fund must be notified when a sale takes place which would qualify for the reduced front-end sales charge on the basis of previous or current purchases. The reduced front-end sales charge will be granted upon confirmation of the shareholder's holdings by such Fund. Such reduced front-end sales charges are not retroactive.


         From time to time, upon written notice to all of its dealers, the Distributor may hold special promotions for specified periods during which the Distributor may reallow to dealers up to the full amount of the front-end sales charges shown above. Dealers who receive 90% or more of the sales charge may be deemed to be underwriters under the 1933 Act.
--------------------------------------------------------------------------------

         Certain dealers who enter into an agreement to provide extra training and information on Delaware Group products and services and who increase sales of Delaware Group funds may receive an additional commission of up to 0.15% of the offering price in connection with sales of Class A Shares. Such dealers must meet certain requirements in terms of organization and distribution capabilities and their ability to increase sales. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid. Participating dealers may be deemed to have additional responsibilities under the securities laws.

Dealer's Commission
         For initial purchases of Class A Shares of $1,000,000 or more, a dealer's commission may be paid by the Distributor to financial advisers through whom such purchases are effected in accordance with the following schedule:

                                                           Dealer's Commission
                                                           -------------------
                                                           (as a percentage of
             Amount of Purchase                               amount purchased)
             ------------------

             Up to $2 million                                     1.00%
             Next $1 million up to $3 million                     0.75
             Next $2 million up to $5 million                     0.50
             Amount over $5 million                               0.25

         In determining a financial adviser's eligibility for the dealer's commission, purchases of Class A Shares of other Delaware Group funds as to which a Limited CDSC applies (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectuses) may be aggregated with those of Class A Shares of a Fund. Financial advisers also may be eligible for a dealer's commission in connection with certain purchases made under a Letter of Intention or pursuant to an investor's Right of Accumulation. Financial advisers should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

         An exchange from other Delaware Group funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Contingent Deferred Sales Charge - Class B Shares and Class C Shares
         Class B Shares and Class C Shares are purchased without a front-end sales charge. Class B Shares redeemed within six years of purchase may be subject to a CDSC at the rates set forth below, and Class C Shares redeemed within 12 months of purchase may be subject to a CDSC of 1%. CDSCs are charged as a percentage of the dollar amount subject to the CDSC. The charge will be assessed on an amount equal to the lesser of the net asset value at the time of purchase of the shares being redeemed or the net asset value of those shares at the time of redemption. No CDSC will be imposed on increases in net asset value above the initial purchase price, nor will a CDSC be assessed on redemptions of shares acquired through reinvestment of dividends or capital gains distributions. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectuses for the Fund Classes for a list of the instances in which the CDSC is waived.

         The following table sets forth the rates of the CDSC for Class B Shares of each Fund:

                                                         Contingent Deferred
                                                         Sales Charge (as a
                                                         Percentage of
                                                         Dollar Amount
               Year After Purchase Made                  Subject to Charge)
               ------------------------                  ------------------

                        0-2                                    4%
                        3-4                                    3%
                        5                                      2%
                        6                                      1%
                        7 and thereafter                       None

During the seventh year after purchase and, thereafter, until converted automatically into Class A Shares, Class B Shares will still be subject to the annual 12b-1 Plan expenses of up to 1% of average daily net assets of those shares. At the end of approximately eight years after purchase, the investor's Class B Shares will be automatically converted into Class A Shares of the same Fund. See Automatic Conversion of Class B Shares under Classes of Shares in the Fund Classes' Prospectuses. Such conversion will constitute a tax-free exchange for federal income tax purposes. See Taxes in the Prospectuses for the Fund Classes.


Plans Under Rule 12b-1 for the Fund Classes
         Pursuant to Rule 12b-1 under the 1940 Act, Equity Funds II, Inc. has adopted a separate plan for each of the Class A Shares, Class B Shares and Class C Shares of each Fund (the "Plans"). Each Plan permits the relevant Fund to pay for certain distribution, promotional and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plans do not apply to Institutional Classes of shares. Such shares are not included in calculating the Plans' fees, and the Plans are not used to assist in the distribution and marketing of shares of Institutional Classes. Shareholders of Institutional Classes may not vote on matters affecting the Plans.


         The Plans permit a Fund, pursuant to its Distribution Agreement, to pay out of the assets of the Class A Shares, Class B Shares and Class C Shares monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things, preparing and distributing advertisements, sales literature and prospectuses and reports used for sales purposes, compensating sales and marketing personnel, and paying distribution and maintenance fees to securities brokers and dealers who enter into agreements with the Distributor. The Plan expenses relating to Class B and Class C Shares are also used to pay the Distributor for advancing the commission costs to dealers with respect to the initial sale of such shares.


         In addition, each Fund may make payments out of the assets of Class A, Class B and Class C Shares directly to other unaffiliated parties, such as banks, who either aid in the distribution of shares of, or provide services to, such classes.

         The maximum aggregate fee payable by a Fund under its Plans, and a Fund's Distribution Agreements, is on an annual basis, up to 0.30% of the Class A Shares' average daily net assets for the year, and up to 1% (0.25% of which are service fees to be paid to the Distributor, dealers and others for providing personal service and/or maintaining shareholder accounts) of each of the Class B Shares' and the Class C Shares' average daily net assets for the year. Equity Funds II, Inc.'s Board of Directors may reduce these amounts at any time.

         Although the maximum fee payable under the 12b-1 Plan relating to Decatur Income Fund A Class is 0.30% of average daily net assets of such class, the Board of Directors has determined that the annual fee, payable on a monthly basis, under the Plan relating to Decatur Income Fund A Class, will be equal to the sum of: (i) the amount obtained by multiplying 0.30% by the average daily net assets represented by Decatur Income Fund A Class shares that were or are acquired by shareholders on or after May 2, 1994, and (ii) the amount obtained by multiplying 0.10% by the average daily net assets represented by Decatur Income Fund A Class shares that were acquired before May 2, 1994. While this is the method to be used to calculate the 12b-1 fees to be paid by Decatur Income Fund A Class under its Plan, the fee is a Class A Shares' expense so that all shareholders of Decatur Income Fund A Class, regardless of when they purchased their shares, will bear 12b-1 expenses at the same rate. As Class A Shares are sold on or after May 2, 1994, the initial rate of at least 0.10% will increase over time. Thus as the proportion of Decatur Income Fund A Class shares purchased on or after May 2, 1994 to outstanding Class A Shares of Decatur Income Fund increases, the expenses attributable to payments under the Plan will also increase (but will not exceed 0.30% of average daily net assets). While this describes the current basis for calculating the fees which will be payable under Decatur Income Fund A Class' Plan, such Plan permits a full 0.30% on all of the Fund's Class A Shares' assets to be paid at any time following appropriate Board approval.


         All of the distribution expenses incurred by the Distributor and others, such as broker/dealers, in excess of the amount paid on behalf of Class A, Class B and Class C Shares would be borne by such persons without any reimbursement from such Fund Classes. Subject to seeking best price and execution, a Fund may, from time to time, buy or sell portfolio securities from or to firms which receive payments under the Plans.

         From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

         The Plans and the Distribution Agreements, as amended, have all been approved by the Board of Directors of Equity Funds II, Inc., including a majority of the directors who are not "interested persons" (as defined in the 1940 Act) of Equity Funds II, Inc. and who have no direct or indirect financial interest in the Plans, by vote cast in person at a meeting duly called for the purpose of voting on the Plans and such Agreements. Continuation of the Plans and the Distribution Agreements, as amended, must be approved annually by the Board of Directors in the same manner as specified above.


         Each year, the directors must determine whether continuation of the Plans is in the best interest of shareholders of, respectively, Class A Shares, Class B Shares and Class C Shares of the respective Funds and that there is a reasonable likelihood of the Plan relating to a Fund Class providing a benefit to that Class. The Plans and the Distribution Agreements, as amended, may be terminated with respect to a Class at any time without penalty by a majority of those directors who are not "interested persons" or by a majority vote of the outstanding voting securities of the relevant Fund Class. Any amendment materially increasing the percentage payable under the Plans must likewise be approved by a majority vote of the outstanding voting securities of the relevant Fund Class, as well as by a majority vote of those directors who are not "interested persons." With respect to each Class A Shares' Plan, any material increase in the maximum percentage payable thereunder must also be approved by a majority of the outstanding voting securities Class B Shares of the same Fund. Also, any other material amendment to the Plans must be approved by a majority vote of the directors including a majority of the noninterested directors of Equity Funds II, Inc. having no interest in the Plans. In addition, in order for the Plans to remain effective, the selection and nomination of directors who are not "interested persons" of Equity Funds II, Inc. must be effected by the directors who themselves are not "interested persons" and who have no direct or indirect financial interest in the Plans. Persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

         For the fiscal year ended November 30, 1996, payments from Decatur Income Fund A Class, Decatur Income Fund B Class and Decatur Income Fund C Class amounted to $2,303,100, $364,605 and $16,488, respectively. Such amounts were used for the following purposes:


                                            Decatur Income            Decatur Income            Decatur Income
                                             Fund A Class              Fund B Class              Fund C Class
                                             ------------              ------------              ------------


Advertising                                      $10,611                      ----                      ----
Annual/Semi-Annual Reports                       $56,820                      ----                      ----
Broker Trails                                 $1,915,006                   $91,815                      ----
Broker Sales Charges                                ----                  $138,344                   $15,444
Dealer Service Expenses                             ----                      ----                      ----
Interest on Broker Sales Charges                    ----                  $116,879                    $1,044
Commissions to Wholesalers                       $67,788                   $14,234                      ----
Promotional-Broker Meetings                      $53,974                    $3,333                      ----
Promotional-Other                               $159,048                      ----                      ----
Prospectus Printing                              $22,068                      ----                      ----
 Telephone                                        $7,235                      ----                      ----
Wholesaler Expenses                              $10,550                      ----                      ----
 Other                                              ----                      ----                      ----


         For the fiscal year ended November 30, 1996, payments from Decatur Total Return Fund A Class, Decatur Total Return Fund B Class and Decatur Total Return Fund C Class amounted to $1,757,417, $301,417 and $29,264, respectively. Such amounts were used for the following purposes:


                                             Decatur Total             Decatur Total             Decatur Total
                                          Return Fund A Class       Return Fund B Class       Return Fund C Class
                                          -------------------       -------------------       -------------------


Advertising                                      $12,348                      ----                      ----
Annual/Semi-Annual Reports                       $41,256                      ----                      ----
Broker Trails                                 $1,430,874                   $76,002                      ----
Broker Sales Charges                                ----                  $115,150                   $27,517
Dealer Service Expenses                             ----                      ----                      ----
Interest on Broker Sales Charges                    ----                   $95,842                    $1,747
Commissions to Wholesalers                       $80,612                   $11,519                      ----
Promotional-Broker Meetings                      $32,207                    $2,904                      ----
Promotional-Other                               $112,260                      ----                      ----
Prospectus Printing                              $25,890                      ----                      ----
 Telephone                                        $6,020                      ----                      ----
Wholesaler Expenses                              $15,950                      ----                      ----
 Other                                              ----                      ----                      ----


Other Payments to Dealers -- Class A, Class B and Class C Shares
         From time to time, at the discretion of the Distributor, all registered broker/dealers whose aggregate sales of Fund Classes exceed certain limits as set by the Distributor, may receive from the Distributor an additional payment of up to 0.25% of the dollar amount of such sales. The Distributor may also provide additional promotional incentives or payments to dealers that sell shares of the Delaware Group of funds. In some instances, these incentives or payments may be offered only to certain dealers who maintain, have sold or may sell certain amounts of shares.

         Payments to dealers made in connection with seminars, conferences or contests relating to the promotion of Fund shares may be in an amount up to 100% of the expenses incurred or awards made. The Distributor may also pay a portion of the expense of preapproved dealer advertisements promoting the sale of Delaware Group fund shares.

Special Purchase Features--Class A Shares

Buying Class A Shares at Net Asset Value
         Class A Shares may be purchased without a front-end sales charge under the Dividend Reinvestment Plan and, under certain circumstances, the Exchange Privilege and the 12-Month Reinvestment Privilege.


         Current and former officers, directors and employees of Equity Funds II, Inc., any other fund in the Delaware Group, the Manager, the Manager's affiliates, or any of the Manager's affiliates that may in the future be created, legal counsel to the funds, and registered representatives and employees of broker/dealers who have entered into Dealer's Agreements with the Distributor may purchase Class A Shares of the Funds and any such class of shares of any of the other funds in the Delaware Group, including any fund that may be created, at the net asset value per share. Family members of such persons at their direction, and any employee benefit plan established by any of the foregoing funds, corporations, counsel or broker/dealers may also purchase Class A Shares at net asset value.

         Purchases of Class A Shares may also be made by clients of registered representatives of an authorized investment dealer at net asset value within 12 months of a change of the registered representative's employment, if the purchase is funded by proceeds from an investment where a front-end sales charge, contingent deferred sales charge or other sales charge has been assessed. Purchases of Class A Shares may also be made at net asset value by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Group funds. In addition, purchases of Class A Shares may be made by financial institutions investing for the account of their trust customers when they are not eligible to purchase shares of a Fund's Institutional Class. Officers, directors and key employees of institutional clients of the Manager, or any of its affiliates, may purchase Class A Shares at net asset value. Moreover, purchases may be effected at net asset value for the benefit of the clients of brokers, dealers and registered investment advisers affiliated with a broker or dealer, if such broker, dealer or investment adviser has entered into an agreement with the Distributor providing specifically for the purchase of Class A Shares in connection with special investment products, such as wrap accounts or similar fee based programs. Such purchasers are required to sign a letter stating that the purchase is for investment only and that the securities may not be resold except to the issuer. Such purchasers may also be required to sign or deliver such other documents as Equity Funds II, Inc. may reasonably require to establish eligibility for purchase at net asset value.


         Investments in Class A Shares made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts will be made at net asset value. Loan repayments made to a Delaware Group account in connection with loans originated from accounts previously maintained by another investment firm will also be invested at net asset value.

         The Funds must be notified in advance that the trade qualifies for purchase at net asset value.


Letter of Intention
         The reduced front-end sales charges described above with respect to Class A Shares are also applicable to the aggregate amount of purchases made within a 13-month period pursuant to a written Letter of Intention provided by the Distributor and signed by the purchaser, and not legally binding on the signer or Equity Funds II, Inc., which provides for the holding in escrow by the Transfer Agent of 5% of the total amount of Class A Shares intended to be purchased until such purchase is completed within the 13-month period. A Letter of Intention may be dated to include shares purchased up to 90 days prior to the date the Letter is signed. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, except as noted below, the purchaser will be asked to pay an amount equal to the difference between the front-end sales charge on Class A Shares purchased at the reduced rate and the front-end sales charge otherwise applicable to the total shares purchased. If such payment is not made within 20 days following the expiration of the 13-month period, the Transfer Agent will surrender an appropriate number of the escrowed shares for redemption in order to realize the difference. Such purchasers may include the value (at offering price at the level designated in their Letter of Intention) of all their shares of the Funds and of any class of any of the other mutual funds in the Delaware Group (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC) previously purchased and still held as of the date of their Letter of Intention toward the completion of such Letter.

         Employers offering a Delaware Group retirement plan may also complete a Letter of Intention to obtain a reduced front-end sales charge on investments of Class A Shares made by the plan. The aggregate investment level of the Letter of Intention will be determined and accepted by the Transfer Agent at the point of plan establishment. The level and any reduction in front-end sales charge will be based on actual plan participation and the projected investments in Delaware Group funds that are offered with a front-end sales charge, CDSC or Limited CDSC for a 13-month period. The Transfer Agent reserves the right to adjust the signed Letter of Intention based on this acceptance criteria. The 13-month period will begin on the date this Letter of Intention is accepted by the Transfer Agent. If actual investments exceed the anticipated level and equal an amount that would qualify the plan for further discounts, any front-end sales charges will be automatically adjusted. In the event this Letter of Intention is not fulfilled within the 13-month period, the plan level will be adjusted (without completing another Letter of Intention) and the employer will be billed for the difference in front-end sales charges due, based on the plan's assets under management at that time. Employers may also include the value (at offering price at the level designated in their Letter of Intention) of all their shares intended for purchase that are offered with a front-end sales charge, CDSC or Limited CDSC of any class. Class B Shares and Class C Shares of a Fund and other Delaware Group funds which offer corresponding classes of shares may also be aggregated for this purpose.

Combined Purchases Privilege
         In determining the availability of the reduced front-end sales charge previously set forth with respect to Class A Shares, purchasers may combine the total amount of any combination of Class A Shares, Class B Shares and/or Class C Shares of the Funds, as well as shares of any other class of any of the other Delaware Group funds (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited CDSC).

         The privilege also extends to all purchases made at one time by an individual; or an individual, his or her spouse and their children under 21; or a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

Right of Accumulation
         In determining the availability of the reduced front-end sales charge with respect to Class A Shares, purchasers may also combine any subsequent purchases of Class A Shares, Class B Shares and Class C Shares of a Fund, as well as shares of any other class of any of the other Delaware Group funds which offer such classes (except shares of any Delaware Group fund which do not carry a front-end sales charge, CDSC or Limited CDSC, other than shares of Delaware Group Premium Fund, Inc. beneficially owned in connection with the ownership of variable insurance products, unless they were acquired through an exchange from a Delaware Group fund which carried a front-end sales charge, CDSC or Limited
CDSC). If, for example, any such purchaser has previously purchased and still holds Class A Shares and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $60,000 at offering price of additional shares of Class A Shares, the charge applicable to the $60,000 purchase would currently be 3.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect were the shares purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A Shares to determine the applicability of the Right of Accumulation to their particular circumstances.

12-Month Reinvestment Privilege
         Holders of Class A Shares of a Fund (and of the Institutional Classes holding shares which were acquired through an exchange from one of the other mutual funds in the Delaware Group offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in Class A Shares of that Fund or in Class A Shares of any of the other funds in the Delaware Group, subject to applicable eligibility and minimum purchase requirements, in states where shares of such other funds may be sold, at net asset value without the payment of a front-end sales charge. This privilege does not extend to Class A Shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in mutual funds in the Delaware Group offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A Shares. The reinvestment privilege does not extend to a redemption of either Class B Shares or Class C Shares.

         Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the net asset value next determined after receipt of remittance. A redemption and reinvestment could have income tax consequences. It is recommended that a tax adviser be consulted with respect to such transactions. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

         Investors should consult their financial advisers or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Limited CDSC (see Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Fund Classes' Prospectuses) in connection with the features described above.


Group Investment Plans
         Group Investment Plans that are not eligible to purchase shares of the Institutional Classes may also benefit from the reduced front-end sales charges for investments in Class A Shares set forth in the table on page 00, based on total plan assets. If a company has more than one plan investing in the Delaware Group of funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Fund in which the investment is being made at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to non-retirement Delaware Group investment accounts if they so notify the Fund in connection with each purchase. For other retirement plans and special services, see Retirement Plans for the Fund Classes under Investment Plans.

The Institutional Classes
         The Institutional Class of each Fund is available for purchase only by:
(a) retirement plans introduced by persons not associated with brokers or dealers that are primarily engaged in the retail securities business and rollover individual retirement accounts from such plans; (b) tax-exempt employee benefit plans of the Manager, the Sub-Adviser or their affiliates and securities dealer firms with a selling agreement with the Distributor; (c) institutional advisory accounts of the Manager, the Sub-Adviser or their affiliates and those having client relationships with Delaware Investment Advisers, a division of the Manager, or its affiliates and their corporate sponsors, as well as subsidiaries and related employee benefit plans and rollover individual retirement accounts from such institutional advisory accounts; (d) a bank, trust company and similar financial institution investing for its own account or for the account of its trust customers for whom such financial institution is exercising investment discretion in purchasing shares of the Class, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 fee; and (e) registered investment advisers investing on behalf of clients that consist solely of institutions and high net-worth individuals having at least $1,000,000 entrusted to the adviser for investment purposes, but only if the adviser is not affiliated or associated with a broker or dealer and derives compensation for its services exclusively from its clients for such advisory services.


         Shares of the Institutional Classes are available for purchase at net asset value, without the imposition of a front-end or contingent deferred sales charge and are not subject to Rule 12b-1 expenses.

INVESTMENT PLANS

Reinvestment Plan/Open Account
         Unless otherwise designated by shareholders in writing, dividends from net investment income and distributions from realized securities profits, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the net asset value in effect on the reinvestment date) and will be credited to the shareholder's account on that date. All dividends and distributions of the Institutional Classes are reinvested in the accounts of the holders of such shares (based on the net asset value in effect on the reinvestment date). A confirmation of each distribution from realized securities profits, if any, will be mailed to shareholders in the first quarter of the fiscal year.


         Under the Reinvestment Plan/Open Account, shareholders may purchase and add full and fractional shares to their plan accounts at any time either through their investment dealers or by sending a check or money order to the specific Fund and Class in which shares are being purchased. Such purchases, which must meet the minimum subsequent purchase requirements set forth in the Prospectuses and this Part B, are made, for Class A Shares at the public offering price, and for Class B Shares, Class C Shares and Institutional Class shares at the net asset value, at the end of the day of receipt. A reinvestment plan may be terminated at any time. This plan does not assure a profit nor protect against depreciation in a declining market.


Reinvestment of Dividends in Other Delaware Group Funds
         Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, holders of Class A, Class B and Class C Shares may automatically reinvest dividends and/or distributions in any of the mutual funds in the Delaware Group, including the Funds, in states where their shares may be sold. Such investments will be at net asset value at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of a fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses. See also Additional Methods of Adding to Your Investment - Dividend Reinvestment Plan under How to Buy Shares in the Prospectuses for the Fund Classes.

         Subject to the following limitations, dividends and/or distributions from other funds in the Delaware Group may be invested in shares of the Funds, provided an account has been established. Dividends from Class A Shares may not be directed to Class B Shares or Class C Shares. Dividends from Class B Shares may only be directed to other Class B Shares and dividends from Class C Shares may only be directed to other Class C Shares. See Appendix B--Classes Offered in the Fund Classes' Prospectuses for the funds in the Delaware Group that are eligible for investment by holders of Fund shares.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

Investing by Electronic Fund Transfer
         Direct Deposit Purchase Plan -- Investors may arrange for a Fund to accept for investment in Class A, Class B or Class C Shares, through an agent bank, preauthorized government or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, Railroad Retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates lost, stolen and delayed checks.

         Automatic Investing Plan -- Shareholders of Class A, Class B and Class C Shares may make automatic investments by authorizing, in advance, monthly payments directly from their checking account for deposit into their Fund account. This type of investment will be handled in either of the following ways. (1) If the shareholder's bank is a member of the National Automated Clearing House Association ("NACHA"), the amount of the investment will be electronically deducted from his or her account by Electronic Fund Transfer ("EFT"). The shareholder's checking account will reflect a debit each month at a specified date although no check is required to initiate the transaction. (2) If the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT.

         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans.

                                *     *     *

         Initial investments under the Direct Deposit Purchase Plan and the Automatic Investing Plan must be for $250 or more and subsequent investments under such Plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

         Payments to a Fund from the federal government or its agencies on behalf of a shareholder may be credited to the shareholder's account after such payments should have been terminated by reason of death or otherwise. Any such payments are subject to reclamation by the federal government or its agencies. Similarly, under certain circumstances, investments from private sources may be subject to reclamation by the transmitting bank. In the event of a reclamation, a Fund may liquidate sufficient shares from a shareholder's account to reimburse the government or the private source. In the event there are insufficient shares in the shareholder's account, the shareholder is expected to reimburse the Fund.

Direct Deposit Purchases by Mail
         Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. A Fund will accept these investments, such as bank-by-phone, annuity payments and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact Equity Funds II, Inc. for proper instructions.

Wealth Builder Option
         Shareholders can use the Wealth Builder Option to invest in the Fund Classes through regular liquidations of shares in their accounts in other mutual funds in the Delaware Group. Shareholders of the Fund Classes may elect to invest in one or more of the other mutual funds in the Delaware Group through the Wealth Builder Option. See Wealth Builder Option and Redemption and Exchange in the Prospectuses for the Fund Classes.

         Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund) to be liquidated from their account and invested automatically into other mutual funds in the Delaware Group, subject to the conditions and limitations set forth in the Fund Classes' Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next business day) at the public offering price or net asset value, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.


         Periodic investment through the Wealth Builder Option does not insure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. See Exchange Privilege for a brief summary of the tax consequences of exchanges. Shareholders can terminate their participation at any time by giving written notice to their Fund.


         This option is not available to participants in the following plans:
SAR/SEP, SEP/IRA, Profit Sharing and Money Purchase Pension Plans, 401(k) Defined Contribution Plans, 403(b)(7) Deferred Compensation Plans or 457 Deferred Compensation Plans. This option also is not available to shareholders of the Institutional Classes.


Retirement Plans for the Fund Classes
         An investment in a Fund may be suitable for tax-deferred retirement plans. Among the retirement plans noted below, Class B Shares are available for investment only by Individual Retirement Accounts, Simplified Employee Pension Plans, 457 Deferred Compensation Plans and 403(b)(7) Deferred Compensation Plans. The CDSC may be waived on certain redemptions of Class B Shares and Class C Shares. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Prospectuses for the Fund Classes for a list of the instances in which the CDSC is waived.

         Purchases of Class B Shares are subject to a maximum purchase limitation of $250,000 for retirement plans. Purchases of Class C Shares must be in an amount that is less than $1,000,000 for such plans. The maximum purchase limitations apply only to the initial purchase of shares by the retirement plan.

         Minimum investment limitations generally applicable to other investors do not apply to retirement plans, other than Individual Retirement Accounts, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Fees are based upon the number of participants in the plan as well as the services selected. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by Delaware Management Trust Company, the Transfer Agent, other affiliates of the Manager and others that provide services to such plans.

         Certain shareholder investment services available to non-retirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase shares of the Institutional Classes. See The Institutional Classes, above. For additional information on any of the plans and Delaware's retirement services, call the Shareholder Service Center telephone number.

         It is advisable for an investor considering any one of the retirement plans described below to consult with an attorney, accountant or a qualified retirement plan consultant. For further details, including applications for any of these plans, contact your investment dealer or the Distributor.

         Taxable distributions from the retirement plans described below may be subject to withholding.

         Please contact your investment dealer or the Distributor for the special application forms required for the plans described below.


Prototype Profit Sharing or Money Purchase Pension Plans
         Prototype Plans are available for self-employed individuals, partnerships and corporations. These plans can be maintained as Section 401(k), profit sharing or money purchase pension plan provisions. Contributions may be invested only in Class A and Class C Shares.

Individual Retirement Account ("IRA")
         A document is available for an individual who wants to establish an IRA by making contributions which may be tax-deductible, even if the individual is already participating in an employer-sponsored retirement plan. Even if contributions are not deductible for tax purposes, as indicated below, earnings will be tax-deferred. In addition, an individual may make contributions on behalf of a spouse who has no compensation for the year or, for years prior to 1997, elects to be treated as having no compensation for the year. Investments in each of the Fund Classes are permissible.

         An individual can contribute up to $2,000 of his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayers adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is an active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who are not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         Effective for tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.

         A company or association may establish a Group IRA for employees or members who want to purchase shares of a Fund. Purchases of $1 million or more of Class A Shares qualify for purchase at net asset value but may, under certain circumstances, be subject to a Limited CDSC. See Purchasing Shares for information on reduced front-end sales charges applicable to Class A Shares.

         Investments generally must be held in the IRA until age 59 1/2 in order to avoid premature distribution penalties, but distributions generally must commence no later than April 1 of the calendar year following the year in which the participant reaches age 70 1/2. Individuals are entitled to revoke the account, for any reason and without penalty, by mailing written notice of revocation to Delaware Management Trust Company within seven days after the receipt of the IRA Disclosure Statement or within seven days after the establishment of the IRA, except, if the IRA is established more than seven days after receipt of the IRA Disclosure Statement, the account may not be revoked. Distributions from the account (except for the pro-rata portion of any nondeductible contributions) are fully taxable as ordinary income in the year received. Excess contributions removed after the tax filing deadline, plus extensions, for the year in which the excess contributions were made are subject to a 6% excise tax on the amount of excess. Premature distributions (distributions made before age 59 1/2, except for death, disability and certain other limited circumstances) will be subject to a 10% excise tax on the amount prematurely distributed, in addition to the income tax resulting from the distribution. See Alternative Purchase Arrangements - Class B Shares and Class C Shares under Classes of Shares, Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares, and Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares under Redemption and Exchange in the Fund Classes' Prospectuses concerning the applicability of a CDSC upon redemption.


         Effective January 1, 1997, the 10% premature distribution penalty will not apply to distributions from an IRA that are used to pay medical expenses in excess of 7.5% of adjusted gross income or to pay health insurance premiums by an individual who has received unemployment compensation for 12 consecutive weeks.


         See Appendix B -- IRA Information for additional IRA information.

Simplified Employee Pension Plan ("SEP/IRA")
         A SEP/IRA may be established by an employer who wishes to sponsor a tax-sheltered retirement program by making contributions on behalf of all eligible employees. Each of the Fund Classes is available for investment by a SEP/IRA.


Salary Reduction Simplified Employee Pension Plan ("SAR/SEP")
         New SAR/SEP plans may not be established after December 31, 1996. In addition, employers must have 25 or fewer eligible employees to maintain an existing SEP/IRA which permits salary deferral contributions. SAR/SEP plans may only invest in Class A Shares and Class C Shares.

Prototype 401(k) Defined Contribution Plan
         Section 401(k) of the Code permits employers to establish qualified plans based on salary deferral contributions. Plan documents are available to enable employers to establish a plan. An employer may also elect to make profit sharing contributions and/or matching contributions with investments in only Class A Shares and Class C Shares or certain other funds in the Delaware Group. Purchases under the plan may be combined for purposes of computing the reduced front-end sales charge applicable to Class A Shares as set forth in the table on page 00.


Deferred Compensation Plan for Public Schools and Non-Profit Organizations ("403(b)(7)")
         Section 403(b)(7) of the Code permits public school systems and certain non-profit organizations to use mutual fund shares held in a custodial account to fund deferred compensation arrangements for their employees. A custodial account agreement is available for those employers who wish to purchase any of the Fund Classes in conjunction with such an arrangement. Applicable front-end sales charges with respect to Class A Shares for such purchases are set forth in the table on page 00.


Deferred Compensation Plan for State and Local Government Employees ("457")
         Section 457 of the Code permits state and local governments, their agencies and certain other entities to establish a deferred compensation plan for their employees who wish to participate. This enables employees to defer a portion of their salaries and any federal (and possibly state) taxes thereon. Such plans may invest in shares of any of the Fund Classes. Although investors may use their own plan, there is available a Delaware Group 457 Deferred Compensation Plan. Interested investors should contact the Distributor or their investment dealers to obtain further information. Applicable front-end sales charges for such purchases of Class A Shares are set forth in the table on page 00.

DETERMINING OFFERING PRICE AND NET ASSET VALUE



         Orders for purchases of Class A Shares are effected at the offering price next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Orders for purchases of Class B Shares, Class C Shares and Institutional Class shares are effected at the net asset value per share next calculated by the Fund in which shares are being purchased after receipt of the order by the Fund or its agent. Selling dealers are responsible for transmitting orders promptly.



         The offering price for Class A Shares consists of the net asset value per share plus any applicable front-end sales charges. Offering price and net asset value are computed as of the close of regular trading on the New York Stock Exchange (ordinarily, 4 p.m., Eastern time) on days when the Exchange is open. The New York Stock Exchange is scheduled to be open Monday through Friday throughout the year except for New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. When the New York Stock Exchange is closed, the Funds will generally be closed, pricing calculations will not be made and purchase and redemption orders will not be processed.

         An example showing how to calculate the net asset value per share and, in the case of Class A Shares, the offering price per share, is included in Decatur Income Fund's and Decatur Total Return Fund's financial statements which are incorporated by reference into this Part B.

         Each Fund's net asset value per share is computed by adding the value of all the Fund's securities and other assets, deducting any liabilities of the Fund, and dividing by the number of Fund shares outstanding. Expenses and fees are accrued daily. Portfolio securities, except for bonds, which are primarily traded on a national or foreign securities exchange are valued at the last sale price on that exchange. Options are valued at the last reported sales price or, if no sales are reported, at the mean between bid and asked prices. Securities not traded on a particular day, over-the-counter securities and government and agency securities are valued at the mean value between bid and asked prices. Money market instruments having a maturity of less than 60 days are valued at amortized cost. Debt securities (other than short-term obligations) are valued on the basis of valuations provided by a pricing service when such prices are believed to reflect the fair value of such securities. Use of a pricing service has been approved by the Board of Directors. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board of Directors.


         Each Class of a Fund will bear, pro-rata, all of the common expenses of that Fund. The net asset values of all outstanding shares of each Class of a Fund will be computed on a pro-rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund will be borne on a pro-rata basis by each outstanding share of a Class, based on each Class' percentage in that Fund represented by the value of shares of such Classes, except that the Institutional Classes will not incur any of the expenses under the relevant Fund's 12b-1 Plans and Class A, Class B and Class C Shares alone will bear the 12b-1 Plan expenses payable under their respective Plans. Due to the specific distribution expenses and other costs that will be allocable to each Class, the net asset value of each Class of a Fund will vary.

REDEMPTION AND REPURCHASE

         Any shareholder may require a Fund to redeem shares by sending a written request, signed by the record owner or owners exactly as the shares are registered, to the Fund at 1818 Market Street, Philadelphia, PA 19103. In addition, certain expedited redemption methods described below are available when stock certificates have not been issued. Certificates are issued for Class A Shares and Institutional Class shares only if a shareholder specifically requests them. Certificates are not issued for Class B Shares or Class C Shares. If stock certificates have been issued for shares being redeemed, they must accompany the written request. For redemptions of $50,000 or less paid to the shareholder at the address of record, the request must be signed by all owners of the shares or the investment dealer of record, but a signature guarantee is not required. When the redemption is for more than $50,000, or if payment is made to someone else or to another address, signatures of all record owners are required and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may request further documentation from corporations, retirement plans, executors, administrators, trustees or guardians.


         In addition to redemption of Fund shares, the Distributor, acting as agent of the Funds, offers to repurchase Fund shares from broker/dealers acting on behalf of shareholders. The redemption or repurchase price, which may be more or less than the shareholder's cost, is the net asset value per share next determined after receipt of the request in good order by the respective Fund or its agent, subject to any applicable CDSC or Limited CDSC. This is computed and effective at the time the offering price and net asset value are determined. See Determining Offering Price and Net Asset Value. The Funds and the Distributor end their business days at 5 p.m., Eastern time. This offer is discretionary and may be completely withdrawn without further notice by the Distributor.


         Orders for the repurchase of Fund shares which are submitted to the Distributor prior to the close of its business day will be executed at the net asset value per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the broker/dealer from the shareholder prior to the time the offering price and net asset value are determined on such day. The selling dealer has the responsibility of transmitting orders to the Distributor promptly. Such repurchase is then settled as an ordinary transaction with the broker/dealer (who may make a charge to the shareholder for this service) delivering the shares repurchased.


         Certain redemptions of Class A Shares purchased at net asset value may result in the imposition of a Limited CDSC. See Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value under Redemption and Exchange in the Prospectuses for the Fund Classes. Class B Shares are subject to a CDSC of: (i) 4% if shares are redeemed within two years of purchase; (ii) 3% if shares are redeemed during the third or fourth year following purchase; (iii) 2% if shares are redeemed during the fifth year following purchase; and (iv) 1% if shares are redeemed during the sixth year following purchase. Class C Shares are subject to a CDSC of 1% if shares are redeemed within 12 months following purchase. See Contingent Deferred Sales Charge - Class B Shares and Class C Shares under Classes of Shares in the Prospectuses for the Fund Classes. Except for the applicable CDSC or Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of the Fund Classes, there is currently a $7.50 bank wiring cost, neither the Funds nor the Funds' Distributor charges a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

         Payment for shares redeemed will ordinarily be mailed the next business day, but in no case later than seven days, after receipt of a redemption request in good order; provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

         Each Fund will process written or telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. A Fund will honor redemption requests as to shares for which a check was tendered as payment, but a Fund will not mail or wire the proceeds until it is reasonably satisfied that the check has cleared. This potential delay can be avoided by making investments by wiring Federal Funds.

         If a shareholder has been credited with a purchase by a check which is subsequently returned unpaid for insufficient funds or for any other reason, the Fund involved will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to a Fund or to the Distributor.

         In case of a suspension of the determination of the net asset value because the New York Stock Exchange is closed for other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practical, or it is not reasonably practical for a Fund fairly to value its assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, a Fund may postpone payment or suspend the right of redemption or repurchase. In such case, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the net asset value next determined after the suspension has been terminated.


         Payment for shares redeemed or repurchased may be made either in cash or kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in Determining Offering Price and Net Asset Value. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions. However, Equity Funds II, Inc. has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder.


         The value of a Fund's investments is subject to changing market prices. Thus, a shareholder reselling shares to a Fund may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Small Accounts
         Before a Fund involuntarily redeems shares from an account that, under the circumstances noted in the relevant Prospectus, has remained below the minimum amounts required by the Funds' Prospectuses and sends the proceeds to the shareholder, the shareholder will be notified in writing that the value of the shares in the account is less than the minimum required and will be allowed 60 days from the date of notice to make an additional investment to meet the required minimum. See The Conditions of Your Purchase under How to Buy Shares in the Funds' Prospectuses. Any redemption in an inactive account established with a minimum investment may trigger mandatory redemption. No CDSC or Limited CDSC will apply to the redemptions described in this paragraph.

         Effective November 29, 1995, the minimum initial investment in Class A Shares of Decatur Income Fund and Decatur Total Return Fund was increased from $250 to $1,000. Class A accounts that were established before November 29, 1995 and maintain a balance in excess of $250 will not presently be subject to the $9 quarterly service fee that may be assessed against accounts with balances below the stated minimum, nor subject to involuntary redemption.

                                  *     *     *

         Each Fund has made available certain redemption privileges, as described below. The Funds reserve the right to suspend or terminate these expedited payment procedures upon 60 days' written notice to shareholders.

Expedited Telephone Redemptions
         Shareholders of the Fund Classes or their investment dealers of record wishing to redeem any amount of shares of $50,000 or less for which certificates have not been issued may call the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052 prior to the time the offering price and net asset value are determined, as noted above, and have the proceeds mailed to them at the address of record. Checks payable to the shareholder(s) of record will normally be mailed the next business day, but no later than seven days, after the receipt of the redemption request. This option is only available to individual, joint and individual fiduciary-type accounts.

         In addition, redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check by calling the phone numbers listed above. An authorization form must have been completed by the shareholder and filed with the relevant Fund before the request is received. Payment will be made by wire or check to the bank account designated on the authorization form as follows:


         1. Payment by Wire: Request that Federal Funds be wired to the bank account designated on the authorization form. Redemption proceeds will normally be wired on the next business day following receipt of the redemption request. There is a $7.50 wiring fee (subject to change) charged by CoreStates Bank, N.A. which will be deducted from the withdrawal proceeds each time the shareholder requests a redemption from Class A Shares, Class B Shares and Class C Shares. If the proceeds are wired to the shareholder's account at a bank which is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account.


         2. Payment by Check: Request a check be mailed to the bank account designated on the authorization form. Redemption proceeds will normally be mailed the next business day, but no later than seven days, from the date of the telephone request. This procedure will take longer than the Payment by Wire option (1 above) because of the extra time necessary for the mailing and clearing of the check after the bank receives it.

         Redemption Requirements: In order to change the name of the bank and the account number it will be necessary to send a written request to the relevant Fund and a signature guarantee may be required. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness.

         To reduce the shareholder's risk of attempted fraudulent use of the telephone redemption procedure, payment will be made only to the bank account designated on the authorization form.


         If expedited payment under these procedures could adversely affect a Fund, such Fund may take up to seven days to pay the shareholder.

         Neither the Funds nor the Funds' Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine. With respect to such telephone transactions, each Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of a form of personal identification) as, if it does not, such Fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent transactions. Telephone instructions received by shareholders of the Fund Classes are generally tape recorded. A written confirmation will be provided for all purchase, exchange and redemption transactions initiated by telephone.

Systematic Withdrawal Plans
         Shareholders of Class A, Class B and Class C Shares who own or purchase $5,000 or more of shares at the offering price, or net asset value, as applicable, for which certificates have not been issued may establish a Systematic Withdrawal Plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This $5,000 minimum does not apply for a Fund's prototype retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the net asset value calculated on the third business day preceding the mailing date.

         Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two business days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at net asset value. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital and the share balance may, in time, be depleted, particularly in a declining market.

         The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long-term or short-term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

         Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A Shares through a periodic investment program in a fund managed by the Manager must be terminated before a Systematic Withdrawal Plan with respect to such shares can take effect, except if the shareholder is a participant in one of our retirement plans or is investing in Delaware Group funds which do not carry a sales charge. Redemptions of Class A Shares pursuant to a Systematic Withdrawal Plan may be subject to a Limited CDSC if the purchase was made at net asset value and a dealer's commission has been paid on that purchase. Redemptions of Class B Shares or Class C Shares pursuant to a Systematic Withdrawal Plan may be subject to a CDSC, unless the annual amount selected to be withdrawn is less than 12% of the account balance on the date that the Systematic Withdrawal Plan was established. See Waiver of Contingent Deferred Sales Charge - Class B and Class C Shares and Waiver of Limited Contingent Deferred Sales Charge - Class A Shares under Redemption and Exchange in the Prospectuses for the Fund Classes. Shareholders should consult their financial advisers to determine whether a Systematic Withdrawal Plan would be suitable for them.

         An investor wishing to start a Systematic Withdrawal Plan must complete an authorization form. If the recipient of Systematic Withdrawal Plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

         The Systematic Withdrawal Plan is not available for the Institutional Classes.

DISTRIBUTIONS AND TAXES


         Decatur Income Fund and Decatur Total Return Fund have qualified, and intend to continue to qualify, and Blue Chip Fund and Quantum Fund intend to qualify as regulated investment companies under Subchapter M of the Code. As such, a Fund will not be subject to federal income tax on net investment income and net realized capital gains which are distributed to shareholders.


         Each Class of shares of a Fund will share proportionately in the investment income and expenses of the Fund, except that Class A Shares, Class B Shares and Class C Shares alone will incur distribution fees under their respective 12b-1 Plans.


         Decatur Income Fund intends to pay dividends from net investment income on a monthly basis. Decatur Total Return Fund and Blue Chip Fund intend to pay dividends from net investment income on a quarterly basis. Quantum Fund intends to pay dividends from net investment income on an annual basis. Distributions of net capital gains, if any, realized on sales of investments will be distributed annually during the quarter following the close of the fiscal year.


         All dividends and any capital gains distributions will be automatically credited to the shareholder's account in additional shares of the same Class unless, in the case of shareholders in the Fund Classes, the shareholder requests in writing that such dividends and/or distributions be paid in cash. Dividend payments of $1.00 or less will be automatically reinvested, notwithstanding a shareholder's election to receive dividends in cash. If such a shareholder's dividends increase to greater than $1.00, the shareholder would have to file a new election in order to begin receiving dividends in cash again.

         Any check in payment of dividends or other distributions which cannot be delivered by the United States Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current net asset value and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's effort to locate a shareholder if a shareholder's mail is returned by the Post Office or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services. See also Other Tax Requirements under Accounting and Tax Issues.

         Persons not subject to tax will not be required to pay taxes on distributions.

         Dividends from investment income and short-term capital gains distributions are treated by shareholders as ordinary income for federal income tax purposes, whether received in cash or in additional shares. Distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of the length of time an investor has held such shares, and these gains are currently taxed at long-term capital gain rates.

         Under the Tax Reform Act of 1986, each Fund is treated as a separate tax entity and capital gains and losses for each Fund are calculated separately.

         A portion of a Funds' dividends may qualify for the dividends-received deduction for corporations provided in the federal income tax law. The portion of dividends paid by a Fund that so qualifies will be designated each year in a notice mailed to Fund shareholders, and cannot exceed the gross amount of dividends received by such Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. For the fiscal year ended November 30, 1996, 44% and 59% of the dividends from net investment income of Decatur Income Fund and Decatur Total Return Fund, respectively, were eligible for this deduction.


         Shareholders will be notified annually by Equity Funds II, Inc. as to the federal income tax status of dividends and distributions paid by the Funds.

INVESTMENT MANAGEMENT AGREEMENTS AND SUB-ADVISORY AGREEMENTS

         The Manager, located at One Commerce Square, Philadelphia, PA 19103, furnishes investment management services to the Funds, subject to the supervision and direction of Equity Funds II, Inc.'s Board of Directors.


         The Manager and its predecessors have been managing the funds in the Delaware Group since 1938. On November 30, 1996, the Manager and its affiliates within the Delaware Group, including Delaware International Advisers Ltd., were managing in the aggregate more than $32 billion in assets in the various institutional or separately managed (approximately $20,311,204,000) and investment company (approximately $11,765,348,000) accounts.

         The Investment Management Agreements for Decatur Income Fund and Decatur Total Return Fund are dated April 3, 1995 and were approved by shareholders on March 29, 1995. The Investment Management Agreements for Blue Chip Fund and Quantum Fund are dated February 24, 1997 and were approved by each Fund's respective initial shareholder on February 24, 1997.


         Each Agreement has an initial term of two years and may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board of Directors or by vote of a majority of the outstanding voting securities of the Fund to which the Agreement relates, and only if the terms and the renewal thereof have been approved by the vote of a majority of the directors of Equity Funds II, Inc. who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Agreement is terminable without penalty on 60 days' notice by the directors of Equity Funds II, Inc. or by the Manager. Each Agreement will terminate automatically in the event of its assignment.


         The annual compensation paid by Decatur Income Fund for investment management services is equal to 0.60% on the first $100 million of the Fund's average daily net assets, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets in excess of $500 million, less the Fund's proportionate share of all directors' fees paid to the unaffiliated directors by Equity Funds II, Inc.

         The annual compensation paid by Decatur Total Return Fund for investment management services is equal to 0.60% on the first $500 million of the Fund's average daily net assets, 0.575% on the next $250 million and 0.55% on the average daily net assets in excess of $750 million, less the Fund's proportionate share of all directors' fees paid to the unaffiliated directors by Equity Funds II, Inc.


         The annual compensation paid by Blue Chip Fund is equal to 0.65% on the first $500 million of average daily net assets, 0.625% on the next $500 million and 0.60% on the average daily net assets in excess of $1 billion.

         The annual compensation paid by Quantum Fund is equal to 0.75% on the first $500 million of average daily net assets, 0.725% on the next $500 million and 0.70% on the average daily net assets in excess of $1 billion.

         The Manager has elected voluntarily to waive that portion, if any, of the annual management fees payable by Blue Chip Fund and Quantum Fund and to pay certain expenses of a Fund to the extent necessary to ensure that the total operating expenses of each Class of that Fund do not exceed 1.20% (exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses) during the commencement of the public offering of the Fund through July 31, 1997.

         Pursuant to the terms of the Sub-Advisory Agreements with the Manager, the Sub-Adviser participates in the management of Blue Chip Fund's and Quantum Fund's assets, is responsible for day-to-day investment management of both Funds, makes investment decisions for both Funds in accordance with a Fund's investment objectives and stated policies and places orders on behalf of each Fund to effect the investment decisions made. The Manager continues to have ultimate responsibility for all investment advisory services in connection with the management of each of these Funds pursuant to the Investment Management Agreement and supervises the Sub-Adviser's performance of such services. For the services provided to the Manager, the Manager pays the Sub-Adviser the following fee with respect to Blue Chip Fund: (i) 0.15% of the fee paid to the Manager under Blue Chip Fund's Investment Management Agreement for the period February 24, 1997 through December 31, 1997; (ii) 0.20% of the fee paid to the Manager under Blue Chip Fund's Investment Management Agreement for the period January 1, 1998 through December 31, 1998; and (iii) 0.35% of the fee paid to the Manager under Blue Chip Fund's Investment Management Agreement thereafter. For the services provided to the Manager, the Manager pays the Sub-Adviser the following fee with respect to Quantum Fund: (i) 0.20% of the fee paid to the Manager under Quantum Fund's Investment Management Agreement for the period February 24, 1997 through December 31, 1997; (ii) 0.25% of the fee paid to the Manager under Quantum Fund's Investment Management Agreement for the period January 1, 1998 through December 31, 1998; and (iii) 0.40% of the fee paid to the Manager under Quantum Fund's Investment Management Agreement thereafter.


         The Sub-Adviser, 630 Fifth Avenue, New York, New York, 10111, is an indirect, wholly-owned subsidiary of Lincoln National and an affiliate of the Manager. Founded in6 1979, it provides investment advice to pension plans, endowments, insurance and commingled products and has assets under management, as of January 31, 1997, in excess of $5 billion. The Sub-Adviser uses a quantitative approach. It evaluates potential investments utilizing an internally developed statistical model, based on securities financial characteristics.

         On November 30, 1996, the total net assets of Equity Funds II, Inc. were $2,703,812,967, broken down as follows: Decatur Income Fund - $1,925,884,668 and Decatur Total Return Fund - $777,928,299. Investment management fees paid by Decatur Income Fund during the past three fiscal years were $7,128,034 for 1994, $7,182,707 for 1995 and $8,397,639 for 1996.
Investment management fees paid by Decatur Total Return Fund during the past three fiscal years were $2,542,011 for 1994, $2,859,001 for 1995 and $3,801,697 for 1996.


         Under the general supervision of the Board of Directors, the Manager makes all investment decisions which are implemented by Equity Funds II, Inc.'s Trading Department. The Manager pays the salaries of all directors, officers and employees of Equity Funds II, Inc. who are affiliated with the Manager. Each Fund pays all of its other expenses, including its proportionate share of rent and certain other administrative expenses.

         The ratios of expenses to average daily net assets for the fiscal year ended November 30, 1996 for each Class of Decatur Income Fund and Decatur Total Return Fund were as follows:

                             Decatur Income Fund      Decatur Total Return Fund


Class A Shares                       0.85%                       1.11%
Class B Shares                       1.69%                       1.81%
Class C Shares                       1.69%                       1.81%
Institutional Class                  0.69%                       0.81%

         The expense ratios for Class A Shares, Class B Shares and Class C Shares reflect the impact of their 12b-1 Plans.

Distribution and Service
         The Distributor, Delaware Distributors, L.P. (which formerly conducted business as Delaware Distributors, Inc.), located at 1818 Market Street, Philadelphia, PA 19103, serves as the national distributor of Decatur Income Fund and Decatur Total Return Fund shares under separate Distribution Agreements dated April 3, 1995, as amended on November 29, 1995. The Distributor serves as the national distributor of Blue Chip Fund and Quantum Fund shares under separate Distribution Agreements dated February 24, 1997. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by the Funds on behalf of Class A, Class B and Class C Shares under their respective 12b-1 Plans. Prior to January 3, 1995, Delaware Distributors, Inc. ("DDI") served as the national distributor of each Fund's shares. On that date, Delaware Distributors, L.P., a newly formed limited partnership, succeeded to the business of DDI. All officers and employees of DDI became officers and employees of Delaware Distributors, L.P. DDI is the corporate general partner of Delaware Distributors, L.P. and both DDI and Delaware Distributors, L.P. are indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc.

         The Transfer Agent, Delaware Service Company, Inc., another affiliate of the Manager located at 1818 Market Street, Philadelphia, PA 19103, serves as the Funds' shareholder servicing, dividend disbursing and transfer agent pursuant to an Amended and Restated Shareholders Services Agreement dated as of February 24, 1997. The Transfer Agent also provides accounting services to the Funds pursuant to the terms of a separate Fund Accounting Agreement. The Transfer Agent is also an indirect, wholly owned subsidiary of Delaware Management Holdings, Inc.

OFFICERS AND DIRECTORS

         The business and affairs of Equity Funds II, Inc. are managed under the direction of its Board of Directors.


         Certain officers and directors of Equity Funds II, Inc. hold identical positions in each of the other funds in the Delaware Group. On January 31, 1997, Equity Funds II, Inc.'s officers and directors owned less than 1% of the outstanding shares of Decatur Income Fund Class A Shares, Decatur Income Fund Class B Shares, Decatur Income Fund Class C Shares, Decatur Income Fund Institutional Class Shares, Decatur Total Return Fund Class A Shares, Decatur Total Return Fund Class B Shares, Decatur Total Return Fund Class C Shares and Decatur Total Return Fund Institutional Class Shares.

         As of February 6, 1997, management believes the following shareholders held 5% or more of the outstanding shares of a Class:



Class                               Name and Address of Account                 Share Amount             Percentage

Decatur Income B Class              Merrill Lynch, Pierce, Fenner & Smith
                                    For the Sole Benefit of its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Drive East, 3rd Floor
                                    Jacksonville, FL 32246                         335,366                 9.03%

Decatur Total Return B Class        Merrill Lynch, Pierce, Fenner & Smith
                                    For the Sole Benefit of its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Drive East, 3rd Floor
                                    Jacksonville, FL 32246                         323,472                 8.04%

Decatur Income C Class              Merrill Lynch, Pierce, Fenner & Smith
                                    For the Sole Benefit of its Customers
                                    Attn:  Fund Administration
                                    4800 Deer Lake Drive East, 3rd Floor
                                    Jacksonville, FL 32246                          96,284                28.25%

Decatur Total Return C Class        Merrill Lynch, Pierce, Fenner & Smith
                                    For the Sole Benefit of its Customers
                                    Attn: Fund Administration
                                    4800 Deer Lake Drive East, 3rd Floor
                                    Jacksonville, FL  32246                         80,692                13.87%

Decatur Income                      The Northern Trust Company
Institutional Class                 Cust. J. Paul Getty Trust
                                    401 Wilshire Blvd., Ste. 1000
                                    Santa Monica, CA 90401                       2,979,294                 22.72%

Decatur Income                      Price Waterhouse LLP Savings Plan
Institutional Class                 1410 North Westshore Blvd.
                                    Tampa, FL 33630                              2,527,773                 19.28%

Decatur Income                      Brigham Young University
Institutional Class                 R.L. Ball & Associates
                                    c/o Richard White
                                    C-242 ASB
                                    Provo, UT 84602                              1,594,793                 12.16%

Decatur Income                      Patterson & Company
Institutional Class                 PNB Personal Trust Accounting
                                    P.O. Box 7829
                                    Philadelphia, PA 19101                      1,322,414                 10.09%






Class                               Name and Address of Account                 Share Amount            Percentage

Decatur Income                      Grace S. and W. Linton Nelson
Institutional Class                 Foundation, Inc.
                                    c/o Fred Aldridge, Jr.
                                    940 W. Valley Road, Suite 1601
                                    Wayne, PA 19087                                961,559                 7.33%

Decatur Total Return                First Trust NA
Institutional Class                 Trst Northern States Power
                                    Employee Retirement Savings Plan
                                    P.O. Box 64482
                                    St. Paul, MN 55164                           1,457,555                 47.48%

Decatur Total Return                Federated Life Insurance Company
Institutional Class                 Separate Sub-Account A
                                    Attn: Tom Koch
                                    121 E. Park Square
                                    Owatonna, MN 55060                             994,965                 32.41%




         DMH Corp., Delaware Management Company, Inc., Delaware Distributors, L.P., Delaware Distributors, Inc., Delaware Service Company, Inc., Delaware Management Trust Company, Delaware International Holdings Ltd., Founders Holdings, Inc., Delaware International Advisers Ltd., Delaware Capital Management, Inc. and Delaware Investment & Retirement Services, Inc. are direct or indirect, wholly owned subsidiaries of Delaware Management Holdings, Inc. ("DMH"). On April 3, 1995, a merger between DMH and a wholly owned subsidiary of Lincoln National Corporation ("Lincoln National") was completed. In connection with the merger, new Investment Management Agreements between Decatur Income Fund and Decatur Total Return Fund and the Manager were executed following shareholder approval. DMH and the Manager are now indirect, wholly owned subsidiaries, and subject to the ultimate control, of Lincoln National. Lincoln National, with headquarters in Fort Wayne, Indiana, is a diversified organization with operations in many aspects of the financial services industry, including insurance and investment management.

         Directors and principal officers of Equity Funds II, Inc. are noted below along with their ages and their business experience for the past five years. Unless otherwise noted, the address of each officer and director is One Commerce Square, Philadelphia, PA 19103.


*Wayne A. Stork (59)
         Chairman,President, Chief Executive Officer, Director and/or Trustee of Equity Funds II, Inc., 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.), Delaware Management Holdings, Inc., DMH Corp., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Chairman and Director of Delaware Pooled Trust, Inc., Delaware
                  Distributors, Inc. and Delaware Capital Management, Inc. Chairman, President, Chief Executive Officer, Chief Investment Officer
                  and Director of Delaware Management Company, Inc.
         Chairman, Chief Executive Officer and Director of Delaware
                  International Advisers Ltd.
         Director of Delaware Service Company, Inc. and Delaware Investment &
                  Retirement Services, Inc.
         During the past five years, Mr. Stork has served in various executive capacities at different times within the Delaware organization.


Winthrop S. Jessup (51)
         Executive Vice President of Equity Funds II, Inc., 16 other investment companies in the Delaware Group (which excludes Delaware Pooled Trust, Inc.) and Delaware Management Holdings, Inc.
         President and Chief Executive Officer of Delaware Pooled Trust, Inc. President and Director of Delaware Capital Management, Inc.
         Executive Vice President and Director of DMH Corp., Delaware Management
                  Company, Inc., Delaware International Holdings Ltd. and Founders Holdings, Inc.
         Vice Chairman and Director of Delaware Distributors, Inc.
         Vice Chairman of Delaware Distributors, L.P.
         Director of Delaware Service Company, Inc., Delaware International
                  Advisers Ltd., Delaware Management Trust Company and Delaware Investment & Retirement Services, Inc.
         During the past five years, Mr. Jessup has served in various executive capacities at different times within the Delaware organization.

----------
*Director affiliated with Equity Funds II, Inc.'s investment manager and considered an "interested person" as defined in the 1940 Act.

Richard G. Unruh, Jr. (57)
         Executive Vice President of Equity Funds II, Inc. and each of the other
                  17 investment companies in the Delaware Group.
         Executive Vice President and Director of Delaware Management Company,
                  Inc.
         Senior Vice President of Delaware Management Holdings, Inc. and
                  Delaware Capital Management, Inc.
         Director of Delaware International Advisers Ltd.
         During the past five years, Mr. Unruh has served in various executive capacities at different times within the Delaware organization.

Paul E. Suckow (49)
         Executive Vice President/Chief Investment Officer, Fixed Income of
                  Equity Funds II, Inc., each of the other 17 investment companies in the Delaware Group and Delaware Management Company, Inc.
         Executive Vice President/Chief Investment Officer/Fixed Income and
                  Director of Founders Holdings, Inc.
         Senior Vice President/Chief Investment Officer, Fixed Income of
                  Delaware Management Holdings, Inc.
         Director of Founders CBO Corporation.
         Senior Vice President of Delaware Capital Management, Inc.
         Director, HYPPCO Finance Company Ltd.
         Before returning to the Delaware Group in 1993, Mr. Suckow was
                  Executive Vice President and Director of Fixed Income for Oppenheimer Management Corporation, New York, NY from 1985 to 1992. Prior to that, Mr. Suckow was a fixed-income portfolio manager for the Delaware Group.

Walter P. Babich (69)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other
                  17 investment companies in the Delaware Group.
         460 North Gulph Road, King of Prussia, PA  19406.
         Board Chairman, Citadel Constructors, Inc.
         From 1986 to 1988, Mr. Babich was a partner of Irwin & Leighton and from 1988 to 1991, he was a partner of I&L Investors.

Anthony D. Knerr (58)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other
                  17 investment companies in the Delaware Group.
         500 Fifth Avenue, New York, NY  10110.
         Founder and Managing Director, Anthony Knerr & Associates.
         From 1982 to 1988, Mr. Knerr was Executive Vice President/Finance and Treasurer of Columbia University, New York.
                  From 1987 to 1989, he was also a lecturer in English at the University. In addition, Mr. Knerr was Chairman of The Publishing Group, Inc., New York, from 1988 to 1990. Mr. Knerr founded The Publishing Group, Inc. in 1988.

Ann R. Leven (56)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other
                  17 investment companies in the Delaware Group.
         785 Park Avenue, New York, NY  10021.
         Treasurer, National Gallery of Art.
         From 1984 to 1990, Ms. Leven was Treasurer and Chief Fiscal Officer of the Smithsonian Institution, Washington, DC, and from 1975 to 1992, she was Adjunct Professor of Columbia Business School.

W. Thacher Longstreth (76)
         Director and/or Trustee of Equity Funds II, Inc. and each of the other
                  17 investment companies in the Delaware Group.
         City Hall, Philadelphia, PA  19107.
         Philadelphia City Councilman.


Charles E. Peck (71)

         Director and/or Trustee of Equity Funds II, Inc. and each of the other
                  17 investment companies in the Delaware Group.
         P.O. Box 1102, Columbia, MD  21044.
         Secretary/Treasurer, Enterprise Homes, Inc.
         From 1981 to 1990, Mr. Peck was Chairman and Chief Executive
                  Officer of The Ryland Group, Inc., Columbia, MD.


David K. Downes (57)
         Senior Vice President/Chief Administrative Officer/Chief Financial
                  Officer of Equity Funds II, Inc. and each of the other 17 investment companies in the Delaware Group
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer of Delaware Management Company, Inc.
         Chairman and Director of Delaware Management Trust Company and Delaware
                  Investment and Retirement Services, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer of Delaware Management Holdings, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer and Director of DMH Corp., Delaware Distributors, Inc. and Founders Holdings, Inc.
         Senior Vice President/Chief Administrative Officer/Chief Financial
                  Officer of Delaware Distributors, L.P.
         President/Chief Executive Officer/Chief Financial Officer and Director
                  of Delaware Service Company, Inc.
         Executive Vice President/Chief Operating Officer/Chief Financial
                  Officer and Director of Delaware International Holdings Ltd. Executive Vice President/Chief Financial Officer/Chief Operating
                  Officer of Delaware Capital Management, Inc.

         Director of Delaware International Advisers Ltd.
         Before joining the Delaware Group in 1992, Mr. Downes was Chief
                  Administrative Officer, Chief Financial Officer and Treasurer of Equitable Capital Management Corporation, New York, from December 1985 through August 1992, Executive Vice President from December 1985 through March 1992 and Vice Chairman from March 1992 through August 1992.

George M. Chamberlain, Jr. (50)
         Senior Vice President and Secretary of Equity Funds II, Inc., each of the other 17 investment companies in the Delaware Group, Delaware Management Holdings, Inc. and Delaware Distributors, L.P.

         Executive Vice President, Secretary and Director of Delaware Management
                  Trust Company.
         Senior Vice President, Secretary and Director of DMH Corp., Delaware
                  Management Company, Inc., Delaware Distributors, Inc., Delaware Service Company, Inc., Founders Holdings, Inc., Delaware Investment & Retirement Services, Inc. and Delaware Capital Management, Inc.
         Secretary and Director of Delaware International Holdings Ltd.
         Director of Delaware International Advisers Ltd.
         Attorney.
         During the past five years, Mr. Chamberlain has served in various capacities at different times within the Delaware organization.

John B. Fields (51)
         Vice President/Senior Portfolio Manager of Equity Funds II, Inc., of seven other equity investment companies in the Delaware Group and of Delaware Management Company, Inc.
         Before joining the Delaware Group in 1992, Mr. Fields served as a director of domestic equity risk management for DuPont, Wilmington, DE.


Joseph H. Hastings (47)
         Senior Vice President/Corporate Controller and Treasurer of Delaware
                  Management Company, Inc., Delaware Management Holdings, Inc. and DMH Corp.
         Senior Vice President/Contoller of Founders Holdings, Inc.
         Senior Vice President/Treasurer of Delaware Distributors, Inc.
         Vice President/Corporate Controller of Equity Funds II, Inc., each of the other 17 investment companies in the Delaware Group, Delaware Distributors, L.P., Delaware Service Company, Inc. and Delaware International Holdings Ltd.

         Chief Financial Officer/Treasurer of Delaware Investment &
                  Retirement Services, Inc.
         Executive Vice President/Chief Financial Officer/Treasurer of Delaware
                  Management Trust Company.
         Assistant Treasurer of Founders CBO Corporation.
         1818 Market Street, Philadelphia, PA  19103.
         Before joining the Delaware Group in 1992, Mr. Hastings was Chief
                  Financial Officer for Prudential Residential Services, L.P., New York, NY from 1989 to 1992. Prior to that, Mr. Hastings served as Controller and Treasurer for Fine Homes International, L.P., Stamford, CT from 1987 to 1989.


Michael P. Bishof (34)
         Senior Vice President/Treasurer of Delaware Distributors, Inc. and
                  Founders Holdings, Inc.
         Senior Vice President of Delaware Management Company, Inc.
         Vice President/Treasurer of Equity Funds II, Inc., each of the other 17 investment companies in the Delaware Group, Delaware Distributors, L.P. and Delaware Service Company, Inc.
         Vice President/Manager of Investment Accounting of Delaware
                  International Holdings Ltd.
         Assistant Treasurer of Founders CBO Corporation.
         Before joining the Delaware Group in 1995, Mr. Bishof was a Vice
                  President for Bankers Trust, New York, NY from 1994 to 1995, a Vice President for CS First Boston Investment Management, New York, NY from 1993 to 1994 and an Assistant Vice President for Equitable Capital Management Corporation, New York, NY from 1987 to 1993.

         The following is a compensation table listing for each director entitled to receive compensation, the aggregate compensation received from Equity Funds II, Inc. and the total compensation received from all Delaware Group funds for the fiscal year ended November 30, 1996 and an estimate of annual benefits to be received upon retirement under the Delaware Group Retirement Plan for Directors/Trustees as of November 30, 1996.


                                                               Pension or
                                                               Retirement
                                                                Benefits            Estimated              Total
                                          Aggregate              Accrued             Annual            Compensation
                                        Compensation           as Part of           Benefits            from all 18
                                        from Equity         Equity Funds II,          Upon               Delaware
         Name                          Funds II, Inc.         Inc. Expenses        Retirement*          Group Funds
W. Thacher Longstreth                   $6,589                    None                $30,000          $45,144
Ann R. Leven                            $7,905                    None                $30,000          $53,280
Walter P. Babich                        $7,367                    None                $30,000          $49,144
Anthony D. Knerr                        $7,710                    None                $30,000          $52,280
Charles E. Peck                         $6,932                    None                $30,000          $48,280



* Under the terms of the Delaware Group Retirement Plan for Directors/Trustees, each disinterested director who, at the time of his or her retirement from the Board, has attained the age of 70 and served on the Board for at least five continuous years, is entitled to receive payments from each fund in the Delaware Group for a period equal to the lesser of the number of years that such person served as a director or the remainder of such person's life. The amount of such payments will be equal, on an annual basis, to the amount of the annual retainer that is paid to directors of each fund at the time of such person's retirement. If an eligible director retired as of November 30, 1996, he or she would be entitled to annual payments totaling $30,000, in the aggregate, from all of the funds in the Delaware Group, based on the number of funds in the Delaware Group as of that date.

EXCHANGE PRIVILEGE


         The exchange privileges available for shareholders of the Classes and for shareholders of classes of other funds in the Delaware Group are set forth in the relevant prospectuses for such classes. The following supplements that information. Each Fund may modify, terminate or suspend the exchange privilege upon 60 days' notice to shareholders.


         All exchanges involve a purchase of shares of the fund into which the exchange is made. As with any purchase, an investor should obtain and carefully read that fund's prospectus before buying shares in an exchange. The prospectus contains more complete information about the fund, including charges and expenses. A shareholder requesting an exchange will be sent a current prospectus and an authorization form for any of the other mutual funds in the Delaware Group. Exchange instructions must be signed by the record owner(s) exactly as the shares are registered.

         An exchange constitutes, for tax purposes, the sale of one fund and the purchase of another. The sale may involve either a capital gain or loss to the shareholder for federal income tax purposes.

         In addition, investment advisers and dealers may make exchanges between funds in the Delaware Group on behalf of their clients by telephone or other expedited means. This service may be discontinued or revised at any time by the Transfer Agent. Such exchange requests may be rejected if it is determined that a particular request or the total requests at any time could have an adverse effect on any of the funds. Requests for expedited exchanges may be submitted with a properly completed exchange authorization form, as described above.

Telephone Exchange Privilege
         Shareholders owning shares for which certificates have not been issued or their investment dealers of record may exchange shares by telephone for shares in other mutual funds in the Delaware Group. This service is automatically provided unless the relevant Fund receives written notice from the shareholder to the contrary.

         Shareholders or their investment dealers of record may contact the Shareholder Service Center at 800-523-1918 or, in the case of shareholders of the Institutional Classes, their Client Services Representative at 800-828-5052, to effect an exchange. The shareholder's current Fund account number must be identified, as well as the registration of the account, the share or dollar amount to be exchanged and the fund into which the exchange is to be made. Requests received on any day after the time the offering price and net asset value are determined will be processed the following day. See Determining Offering Price and Net Asset Value. Any new account established through the exchange will automatically carry the same registration, shareholder information and dividend option as the account from which the shares were exchanged. The exchange requirements of the fund into which the exchange is being made, such as sales charges, eligibility and investment minimums, must be met. (See the prospectus of the fund desired or inquire by calling the Transfer Agent or, as relevant, your Client Services Representative.) Certain funds are not available for retirement plans.


         The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions in and out of the funds in the Delaware Group. Telephone exchanges may be subject to limitations as to amounts or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

         As described in the Funds' Prospectuses, neither the Funds nor the Transfer Agent is responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares which are reasonably believed to be genuine.



Right to Refuse Timing Accounts
         With regard to accounts that are administered by market timing services ("Timing Firms") to purchase or redeem shares based on changing economic and market conditions ("Timing Accounts"), each Fund will refuse any new timing arrangements, as well as any new purchases (as opposed to exchanges) in Delaware Group funds from Timing Firms. Each Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1/4 of 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Restrictions on Timed Exchanges
         Timing Accounts operating under existing timing agreements may only execute exchanges between the following eight Delaware Group funds: (1) Decatur Income Fund, (2) Decatur Total Return Fund, (3) Delaware Fund, (4) Limited- Term Government Fund, (5) Tax-Free USA Fund, (6) Delaware Cash Reserve, (7) Delchester Fund and (8) Tax-Free Pennsylvania Fund. No other Delaware Group funds are available for timed exchanges. Assets redeemed or exchanged out of Timing Accounts in Delaware Group funds not listed above may not be reinvested back into that Timing Account. Each Fund reserves the right to apply these same restrictions to the account(s) of any person whose transactions seem to follow a timing pattern (as described above).

         Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

         Except as noted above, only shareholders and their authorized brokers of record will be permitted to make exchanges or redemptions.

                                *     *     *

         Following is a summary of the investment objectives of the other Delaware Group funds:

         Delaware Fund seeks long-term growth by a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. Devon Fund seeks current income and capital appreciation by investing primarily in income-producing common stocks, with a focus on common stocks the Manager believes have the potential for above average dividend increases over time.

         Trend Fund seeks long-term growth by investing in common stocks issued by emerging growth companies exhibiting strong capital appreciation potential.

         Value Fund seeks capital appreciation by investing primarily in common stocks whose market values appear low relative to their underlying value or future potential.

         DelCap Fund seeks long-term capital growth by investing in common stocks and securities convertible into common stocks of companies that have a demonstrated history of growth and have the potential to support continued growth.

         Delchester Fund seeks as high a current income as possible by investing principally in high-yield, high risk corporate bonds, and also in U.S. government securities and commercial paper. Strategic Income Fund seeks to provide investors with high current income and total return by using a multi-sector investment approach, investing principally in three sectors of the fixed-income securities markets: high-yield, higher risk securities, investment grade fixed-income securities and foreign government and other foreign fixed-income securities.

         U.S. Government Fund seeks high current income by investing primarily in long-term debt obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

         Limited-Term Government Fund seeks high, stable income by investing primarily in a portfolio of short- and intermediate-term securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and instruments secured by such securities. U.S. Government Money Fund seeks maximum current income with preservation of principal and maintenance of liquidity by investing only in short-term securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities, and repurchase agreements collateralized by such securities, while maintaining a stable net asset value.

         Delaware Cash Reserve seeks the highest level of income consistent with the preservation of capital and liquidity through investments in short-term money market instruments, while maintaining a stable net asset value.

         Tax-Free USA Fund seeks high current income exempt from federal income tax by investing in municipal bonds of geographically-diverse issuers. Tax-Free Insured Fund invests in these same types of securities but with an emphasis on municipal bonds protected by insurance guaranteeing principal and interest are paid when due. Tax-Free USA Intermediate Fund seeks a high level of current interest income exempt from federal income tax, consistent with the preservation of capital by investing primarily in municipal bonds.

         Tax-Free Money Fund seeks high current income, exempt from federal income tax, by investing in short-term municipal obligations, while maintaining a stable net asset value.

         Tax-Free Pennsylvania Fund seeks a high level of current interest income exempt from federal and, to the extent possible, certain Pennsylvania state and local taxes, consistent with the preservation of capital.

         International Equity Fund seeks to achieve long-term growth without undue risk to principal by investing primarily in international securities that provide the potential for capital appreciation and income. Global Bond Fund seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation. Global Assets Fund seeks to achieve long-term total return by investing in global securities which will provide higher current income than a portfolio comprised exclusively of equity securities, along with the potential for capital growth. Emerging Markets Fund seeks long-term capital appreciation by investing primarily in equity securities of issuers located or operating in emerging countries.

         Enterprise Fund seeks to provide maximum appreciation of capital by investing in medium-sized companies which have a dominant position within their industry, are undervalued, or have potential for growth in earnings. U.S. Growth Fund seeks to maximize capital appreciation by investing in companies of all sizes which have low dividend yields, strong balance sheets and high expected earnings growth rates relative to their industry. World Growth Fund seeks to maximize total return (capital appreciation and income), principally through investments in an internationally diversified portfolio of equity securities. New Pacific Fund seeks long-term capital appreciation by investing primarily in companies which are domiciled in or have their principal business activities in the Pacific Basin. Federal Bond Fund seeks to maximize current income consistent with preservation of capital. The fund attempts to achieve this objective by investing primarily in securities issued by the U.S. government, its agencies and instrumentalities. Corporate Income Fund seeks to provide high current income consistent with preservation of capital. The fund attempts to achieve this objective primarily by investing in a diversified portfolio of investment grade fixed-income securities issued by U.S.
corporations.

         Delaware Group Premium Fund, Inc. offers ten funds available exclusively as funding vehicles for certain insurance company separate accounts. Equity/Income Series seeks the highest possible total rate of return by selecting issues that exhibit the potential for capital appreciation while providing higher than average dividend income. High Yield Series seeks as high a current income as possible by investing in rated and unrated corporate bonds, U.S. government securities and commercial paper. Capital Reserves Series seeks a high stable level of current income while minimizing fluctuations in principal by investing in a diversified portfolio of short- and intermediate-term securities. Money Market Series seeks the highest level of income consistent with preservation of capital and liquidity through investments in short-term money market instruments. Growth Series seeks long-term capital appreciation by investing its assets in a diversified portfolio of securities exhibiting the potential for significant growth. Multiple Strategy Series seeks a balance of capital appreciation, income and preservation of capital. It uses a dividend-oriented valuation strategy to select securities issued by established companies that are believed to demonstrate potential for income and capital growth. International Equity Series seeks long-term growth without undue risk to principal by investing primarily in equity securities of foreign issuers that provide the potential for capital appreciation and income. Value Series seeks capital appreciation by investing in small- to mid-cap common stocks whose market values appear low relative to their underlying value or future earnings and growth potential. Emphasis will also be placed on securities of companies that may be temporarily out of favor or whose value is not yet recognized by the market. Emerging Growth Series seeks long-term capital appreciation by investing primarily in small-cap common stocks and convertible securities of emerging and other growth-oriented companies. These securities will have been judged to be responsive to changes in the marketplace and to have fundamental characteristics to support growth. Income is not an objective. Global Bond Series seeks to achieve current income consistent with the preservation of principal by investing primarily in global fixed-income securities that may also provide the potential for capital appreciation.

         For more complete information about any of the Delaware Group funds, including charges and expenses, you can obtain a prospectus from the Distributor. Read it carefully before you invest or forward funds.

         Each of the summaries above is qualified in its entirety by the information contained in each fund's prospectus(es).

GENERAL INFORMATION

         The Manager is the investment manager of the Funds. The Manager also provides investment management services to certain of the other funds in the Delaware Group. The Manager, through a separate division, also manages private investment accounts. While investment decisions of the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds.


         The Manager, or its affiliate Delaware International Advisers Ltd., also manages the investment options for Delaware Medallion (sm) III Variable Annuity. Medallion is issued by Allmerica Financial Life Insurance and Annuity Company (First Allmerica Financial Life Insurance Company in New York and Hawaii). Delaware Medallion offers ten different investment series ranging from domestic equity funds, international equity and bond funds and domestic fixed income funds. Each investment series available through Medallion utilizes an investment strategy and discipline the same as or similar to one of the Delaware Group mutual funds as available outside the annuity. See Discipline Group Premium Fund, Inc., above.

         Access persons and advisory persons of the Delaware Group of funds, as those terms are defined in SEC Rule 17j-1 under the 1940 Act, who provide services to the Manager, Delaware International Advisers Ltd. or their affiliates, are permitted to engage in personal securities transactions subject to the exceptions set forth in Rule 17j-1 and the following general restrictions and procedures: (1) certain blackout periods apply to personal securities transactions of those persons; (2) transactions must receive advance clearance and must be completed on the same day as the clearance is received; (3) certain persons are prohibited from investing in initial public offerings of securities and other restrictions apply to investments in private placements of securities;
(4) opening positions may only be closed-out at a profit after a 60-day holding period has elapsed; and (5) the Compliance Officer must be informed periodically of all securities transactions and duplicate copies of brokerage confirmations and account statements must be supplied to the Compliance Officer.

         The Distributor acts as national distributor for each of the Funds and for the other mutual funds in the Delaware Group. As previously described, prior to January 3, 1995, DDI served as the national distributor for the Funds. The Distributor ("DDLP") (for all periods after January 3, 1995) and, in its capacity as such, DDI (prior to January 3, 1995) received net commissions from each Fund on behalf of Class A Shares, after reallowances to dealers, as follows:

                                Decatur Income Fund

  Fiscal             Total Amount                 Amounts               Net
   Year             of Underwriting              Reallowed          Commission
   Ended              Commission                to Dealers          to DDLP/DDI
   -----            ---------------             ----------          -----------
 11/30/96               $2,178,120                $1,814,559          $363,561
 11/30/95                2,136,781                 1,849,211           287,570
 11/30/94                2,113,539                 1,761,778           351,761


                             Decatur Total Return Fund

  Fiscal             Total Amount                 Amounts               Net
   Year             of Underwriting              Reallowed          Commission
   Ended               Commission                to Dealers         to DDLP/DDI
   -----             -------------             ------------        ------------
 11/30/96               $1,749,609                $1,457,509          $292,100
 11/30/95                1,637,530                 1,416,914           220,616
 11/30/94                1,406,240                 1,218,424           187,816

         The Distributor and, in its capacity as such, DDI received Limited CDSC payments with respect to Class A Shares of Decatur Income and Decatur Total Return Funds as follows:

                              Limited CDSC Payments

     Fiscal                 Decatur Income         Decatur Total Return
   Year Ended                Fund A Class              Fund A Class
   ----------                ------------              ------------

    11/30/96                      $3,249                    $-0-
    11/30/95                        -0-                      -0-
    11/30/94                        -0-                      -0-

         The Distributor and, in its capacity as such, DDI received CDSC payments with respect to Class B Shares of Decatur Income and Decatur Total Return Funds as follows:


                                  CDSC Payments


    Fiscal                 Decatur Income         Decatur Total Return
  Year Ended                Fund B Class              Fund B Class
  ----------                ------------              ------------
   11/30/96                     $60,751                  $45,044
   11/30/95                      21,252                   15,098
   11/30/94*                         10                      -0-


*Commenced operations on September 6, 1994.



         The Distributor received CDSC payments with respect to Class C Shares of Decatur Income and Decatur Total Return Funds as follows:


                                  CDSC Payments


     Fiscal                 Decatur Income         Decatur Total Return
   Year Ended                Fund C Class              Fund C Class
   ----------                ------------              ------------
    11/30/96                      $1,439                   $1,584
    11/30/95*                        -0-                      -0-


*Commenced operations on November 29, 1995.


         Effective as of January 3, 1995, all such payments described above have been paid to the Distributor.

         The Transfer Agent, an affiliate of the Manager, acts as shareholder servicing, dividend disbursing and transfer agent for each Fund and for the other mutual funds in the Delaware Group. The Transfer Agent is paid a fee by each Fund for providing these services consisting of an annual per account charge of $5.50 plus transaction charges for particular services according to a schedule. Compensation is fixed each year and approved by the Board of Directors, including a majority of the unaffiliated directors. The Transfer Agent also provides accounting services to each Fund. Those services include performing all functions related to calculating each Fund's net asset value and providing all financial reporting services, regulatory compliance testing and other related accounting services. For its services, the Transfer Agent is paid a fee based on total assets of all funds in the Delaware Group for which it provides such accounting services. Such fee is equal to 0.25% multiplied by the total amount of assets in the complex for which the Transfer Agent furnishes accounting services, where such aggregate complex assets are $10 billion or less, and 0.20% of assets if such aggregate complex assets exceed $10 billion. The fees are charged to each fund, including each Fund, on an aggregate pro-rata basis. The asset-based fee payable to the Transfer Agent is subject to a minimum fee calculated by determining the total number of investment portfolios and associated classes.


         The Manager and its affiliates own the name "Delaware Group." Under certain circumstances, including the termination of Equity Funds II, Inc.'s advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager and its affiliates could cause Equity Funds II, Inc. to delete the words "Delaware Group" from Equity Funds II, Inc.'s name.

         Bankers Trust Company ("Bankers"), One Bankers Trust Plaza, New York, NY 10006, is custodian of Decatur Income Fund's and Decatur Total Return Fund's securities and cash. The Chase Manhattan Bank ("Chase"), 4 Chase Metrotech Center, Brooklyn, NY 11245, is custodian of Blue Chip Fund's and Quantum Fund's securities and cash. As custodian for a Fund, Bankers or, as relevant, Chase maintains a separate account or accounts for the Fund; receives, holds and releases portfolio securities on account of the Fund; receives and disburses money on behalf of the Fund; and collects and receives income and other payments and distributions on account of the Fund's portfolio securities.


         The legality of the issuance of the shares offered hereby, registered pursuant to Rule 24f-2 under the 1940 Act has been passed upon for Equity Funds II, Inc. by Stradley, Ronon, Stevens & Young, LLP, Philadelphia, Pennsylvania.

Capitalization
         Equity Funds II, Inc. has a present authorized capitalization of one billion shares of capital stock with a $1.00 par value per share.

         The Board of Directors has allocated the following number of shares to each Fund and their respective classes:

Decatur Income Fund                                               350 million
                  Decatur Income Fund A Class                     200 million
                  Decatur Income Fund B Class                      50 million
                  Decatur Income Fund C Class                      50 million
                  Decatur Income Fund Institutional Class          50 million

Decatur Total Return Fund                                         250 million
                  Decatur Total Return Fund A Class               100 million
                  Decatur Total Return Fund B Class                50 million
                  Decatur Total Return Fund C Class                50 million
                  Decatur Total Return Fund Institutional Class    50 million

Blue Chip Fund                                                    200 million
                  Blue Chip Fund A Class                          100 million
                  Blue Chip Fund B Class                           25 million
                  Blue Chip Fund C Class                           25 million
                  Blue Chip Fund Institutional Class               50 million

Quantum Fund                                                      200 million
                  Quantum Fund A Class                            100 million
                  Quantum Fund B Class                             25 million
                  Quantum Fund C Class                             25 million
                  Quantum Fund Institutional Class                 50 million

         While shares of Equity Funds II, Inc. have equal voting rights on matters affecting the Funds, each Fund would vote separately on any matter which it is directly affected by, such as any change in its fundamental investment policies and as otherwise prescribed by the 1940 Act. Shares of each Fund have a priority in that Fund's assets, and in gains on and income from the portfolio of that Fund.

         All shares have no preemptive rights, are fully transferable and, when issued, are fully paid and nonassessable and, except as described above, have equal voting rights.

         Shares of each Class of a Fund represent a proportionate interest in the assets of such Fund, and have the same voting and other rights and preferences as the other classes of that Fund, except that shares of a Fund's Institutional Class may not vote on any matter affecting the Fund Classes' Plans under Rule 12b-1. Similarly, as a general matter, shareholders of Class A Shares, Class B Shares and Class C Shares of a Fund may vote only on matters affecting the 12b-1 Plan that relates to the Class of shares that they hold. However, Class B Shares may vote on any proposal to increase materially the fees to be paid by a Fund under the 12b-1 Plan relating to its Class A Shares. General expenses of a Fund will be allocated on a pro-rata basis to the classes according to asset size, except that expenses of the 12b-1 Plans of each Fund's Class A, Class B and Class C Shares will be allocated solely to those classes.

         Prior to January 13, 1994, Decatur Income Fund offered only one class of shares, the class currently designated Class A Shares. Beginning January 13, 1994, Decatur Income Fund began offering its Institutional Class, beginning September 6, 1994, Decatur Income Fund began offering its Class B Shares, and beginning November 29, 1995, Decatur Income Fund began offering its Class C Shares. Prior to July 26, 1993, Decatur Total Return Fund offered only one class of shares, the class currently designated Class A Shares. Beginning July 26, 1993, Decatur Total Return Fund began offering its Institutional Class, beginning September 6, 1994, Decatur Total Return Fund began offering its Class B Shares, and beginning November 29, 1995, Decatur Total Return Fund began offering its Class C Shares.

         Prior to May 2, 1994, the Decatur Income Fund series was named the Decatur I Series (which was known and did business as Decatur Fund I). From May 2, 1994 to September 5, 1994, Decatur Income Fund A Class was known as the Decatur Income Fund class and prior to May 2, 1994, it was known as the Decatur Fund I class. From May 2, 1994 to September 5, 1994, Decatur Income Fund Institutional Class was known as the Decatur Income Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund I (Institutional) class.

         Prior to May 2, 1994, the Decatur Total Return Fund series was named the Decatur II Series (which was known and did business as Decatur Fund II). From May 2, 1994 to September 5, 1994, Decatur Total Return Fund A Class was known as the Decatur Total Return Fund class and prior to May 2, 1994, it was known as the Decatur Fund II class. From May 2, 1994 to September 5, 1994, Decatur Total Return Fund Institutional Class was known as the Decatur Total Return Fund (Institutional) class and prior to May 2, 1994, it was known as the Decatur Fund II (Institutional) class.

         Effective as of the close of business February 21, 1997, the name Delaware Group Decatur Fund, Inc. was changed to Delaware Group Equity Funds II, Inc.

Noncumulative Voting
         Equity Funds II, Inc.'s shares have noncumulative voting rights which means that the holders of more than 50% of the shares of Equity Funds II, Inc. voting for the election of directors can elect all the directors if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any directors.

         This Part B does not include all of the information contained in the Registration Statement which is on file with the SEC.

APPENDIX A--RATINGS

Bonds
         Excerpts from Moody's description of its bond ratings: Aaa--judged to be the best quality. They carry the smallest degree of investment risk; Aa--judged to be of high quality by all standards; A--possess favorable attributes and are considered "upper medium" grade obligations; Baa--considered as medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class; B--generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small; Caa--are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest; Ca--represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings; C--the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

         Excerpts from S&P's description of its bond ratings: AAA--highest grade obligations. They possess the ultimate degree of protection as to principal and interest; AA--also qualify as high grade obligations, and in the majority of instances differ from AAA issues only in a small degree; A--strong ability to pay interest and repay principal although more susceptible to changes in circumstances; BBB--regarded as having an adequate capacity to pay interest and repay principal; BB, B, CCC, CC--regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions; C--reserved for income bonds on which no interest is being paid; D--in default, and payment of interest and/or repayment of principal is in arrears.

APPENDIX B--IRA INFORMATION

         An individual can contribute up to $2,000 to his or her IRA each year. Contributions may or may not be deductible depending upon the taxpayer's adjusted gross income and whether the taxpayer or his or her spouse is an active participant in an employer-sponsored retirement plan. Even if a taxpayer (or his or her spouse) is an active participant in an employer-sponsored retirement plan, the full $2,000 deduction is still available if the taxpayer's adjusted gross income is below $25,000 ($40,000 for taxpayers filing joint returns). A partial deduction is allowed for married couples with incomes between $40,000 and $50,000, and for single individuals with incomes between $25,000 and $35,000. No deductions are available for contributions to IRAs by taxpayers whose adjusted gross income before IRA deductions exceeds $50,000 ($35,000 for singles) and who are active participants in an employer-sponsored retirement plan. Taxpayers who were not allowed deductions on IRA contributions still can make nondeductible IRA contributions of as much as $2,000 for each working spouse ($2,250 for one-income couples for years prior to 1997), and defer taxes on interest or other earnings from the IRAs. Special rules apply for determining the deductibility of contributions made by married individuals filing separate returns.

         Effective for tax years beginning after 1996, one-income couples can contribute up to $2,000 to each spouse's IRA provided the combined compensation of both spouses is at least equal to the total contributions for both spouses. If the working spouse is an active participant in an employer-sponsored retirement plan and earns over $40,000, the maximum deduction limit is reduced in the same way that the limit is reduced for contributions to a non-spousal IRA.

         As illustrated in the following tables, maintaining an Individual Retirement Account remains a valuable opportunity.

         For many, an IRA will continue to offer both an up-front tax break with its tax deduction each year and the real benefit that comes with tax-deferred compounding. For others, losing the tax deduction will impact their taxable income status each year. Over the long-term, however, being able to defer taxes on earnings still provides an impressive investment opportunity--a way to have money grow faster due to tax-deferred compounding.

         Even if your IRA contribution is no longer deductible, the benefits of saving on a tax-deferred basis can be substantial. The following tables illustrate the benefits of tax-deferred versus taxable compounding. Each reflects a constant 10% rate of return, compounded annually, with the reinvestment of all proceeds. The tables do not take into account any sales charges or fees. Of course, earnings accumulated in your IRA will be subject to tax upon withdrawal. If you choose a mutual fund with a fluctuating net asset value, like either Fund, your bottom line at retirement could be lower--it could also be much higher.

$2,000 Invested Annually Assuming a 10% Annualized Return


         15% Tax Bracket                Single -- $0 - $24,650
         ---------------------          Joint  -- $0 - $41,200


                                                                                                 How Much You
         End of                Cumulative                     How Much You                      Have With Full
          Year              Investment Amount               Have Without IRA                     IRA Deduction

            1                   $ 2,000                          $  1,844                          $  2,200
            5                    10,000                            10,929                            13,431
           10                    20,000                            27,363                            35,062
           15                    30,000                            52,074                            69,899
           20                    40,000                            89,231                           126,005
           25                    50,000                           145,103                           216,364
           30                    60,000                           229,114                           361,887
           35                    70,000                           355,438                           596,254
           40                    80,000                           545,386                           973,704

[Without IRA--investment of $1,700 ($2,000 less 15%) earning 8.5%
(10% less 15%)]



         28% Tax Bracket                Single -- $24,651 - $59,750
         ---------------------          Joint  -- $41,201 - $99,600



         End of           Cumulative                How Much You              How Much You Have with Full IRA
          Year         Investment Amount          Have Without IRA             No Deduction        Deduction
            1               $ 2,000                    $  1,544                $  1,584             $  2,200
            5                10,000                       8,913                   9,670               13,431
           10                20,000                      21,531                  25,245               35,062
           15                30,000                      39,394                  50,328               69,899
           20                40,000                      64,683                  90,724              126,005
           25                50,000                     100,485                 155,782              216,364
           30                60,000                     151,171                 260,559              361,887
           35                70,000                     222,927                 429,303              596,254
           40                80,000                     324,512                 701,067              973,704

[Without IRA--investment of $1,440 ($2,000 less 28%) earning 7.2% (10% less 28%)] [With IRA--No Deduction--investment of $1,440 ($2,000 less 28%) earning 10%]

         31% Tax Bracket                Single -- $59,751 - $124,650
         ---------------------          Joint  -- $99,601 - $151,750



         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction

            1                    $ 2,000                   $  1,475                  $  1,518              $  2,200
            5                     10,000                      8,467                     9,268                13,431
           10                     20,000                     20,286                    24,193                35,062
           15                     30,000                     36,787                    48,231                69,899
           20                     40,000                     59,821                    86,943               126,005
           25                     50,000                     91,978                   149,291               216,364
           30                     60,000                    136,868                   249,702               361,887
           35                     70,000                    199,536                   411,415               596,254
           40                     80,000                    287,021                   671,855               973,704

[Without IRA--investment of $1,380 ($2,000 less 31%) earning 6.9% (10% less 31%)] [With IRA--No Deduction--investment of $1,380 ($2,000 less 31%) earning 10%]



         36% Tax Bracket*               Single -- $124,651 - $271,050
         ---------------------          Joint  -- $151,751 - $271,050



         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction

            1                    $ 2,000                   $  1,362                  $  1,408              $  2,200
            5                     10,000                      7,739                     8,596                13,431
           10                     20,000                     18,292                    22,440                35,062
           15                     30,000                     32,683                    44,736                69,899
           20                     40,000                     52,308                    80,643               126,005
           25                     50,000                     79,069                   138,473               216,364
           30                     60,000                    115,562                   231,608               361,887
           35                     70,000                    165,327                   381,602               596,254
           40                     80,000                    233,190                   623,170               973,704

[Without IRA--investment of $1,280 ($2,000 less 36%) earning 6.4% (10% less 36%)] [With IRA--No Deduction--investment of $1,280 ($2,000 less 36%) earning 10%]

         39.6% Tax Bracket*                Single -- over $271,050
         -----------------------           Joint  -- over $271,050



         End of                Cumulative                How Much You              How Much You Have with Full IRA
          Year              Investment Amount          Have Without IRA           No Deduction           Deduction
            1                    $ 2,000                   $  1,281                  $  1,329              $  2,200
            5                     10,000                      7,227                     8,112                13,431
           10                     20,000                     16,916                    21,178                35,062
           15                     30,000                     29,907                    42,219                69,899
           20                     40,000                     47,324                    76,107               126,005
           25                     50,000                     70,677                   130,684               216,364
           30                     60,000                    101,986                   218,580               361,887
           35                     70,000                    143,965                   360,137               596,254
           40                     80,000                    200,249                   588,117               973,704

[Without IRA--investment of $1,208 ($2,000 less 39.6%) earning 6.04% (10% less 39.6%)] [With IRA--No Deduction--investment of $1,208 ($2,000 less 39.6%) earning 10%]



* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.




                               $2,000 SINGLE INVESTMENT AT A RETURN OF 10% COMPOUNDED QUARTERLY

                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS                39.6%*              36%*              31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------------------

    10            $  3,642          $  3,774             $ 3,964           $ 4,083           $ 4,638          $  5,370
    15               4,915             5,184               5,581             5,833             7,062             8,800
    20               6,633             7,121               7,857             8,334            10,755            14,419
    30              12,081            13,436              15,572            17,012            24,939            38,716
    40              22,001            25,352              30,865            34,728            57,831           103,956



                               $2,000 INVESTED ANNUALLY AT A RETURN OF 10% COMPOUNDED QUARTERLY
                   TAXABLE -         TAXABLE -          TAXABLE -         TAXABLE -         TAXABLE -            TAX
YEARS                39.6%*              36%*              31%               28%               15%            DEFERRED
-----------------------------------------------------------------------------------------------------------------------------------

    10           $  28,226         $  28,833          $   29,702          $ 30,239          $ 32,699          $ 35,834
    15              50,104            51,753              54,152            55,654            62,755            72,298
    20              79,629            83,239              88,573            91,966           108,525           132,049
    30             173,245           185,894             205,256           217,971           284,358           390,394
    40             343,773           379,596             436,523           475,187           692,097         1,084,066



* For tax years beginning after 1992, a 36% tax rate applies to all taxable income in excess of the maximum dollar amounts subject to the 31% tax rate. In addition, a 10% surtax (not applicable to capital gains) applies to certain high-income taxpayers. It is computed by applying a 39.6% rate to taxable income in excess of $271,050. The above tables do not reflect the personal exemption phaseout nor the limitations of itemized deductions that may apply.

THE VALUE OF STARTING YOUR IRA EARLY

         The following illustrates how much more you would have contributing $2,000 each January--the earliest opportunity--compared to contributing on April 15th of the following year--the latest, for each tax year.

               After      5 years                $3,528    more
                         10 years                $6,113
                         20 years               $17,228
                         30 years               $47,295

         Compounded returns for the longest period of time is the key. The above illustration assumes a 10% rate of return and the reinvestment of all proceeds.

         And it pays to shop around. If you get just 2% more per year, it can make a big difference when you retire. A constant 8% versus 10% return, both compounded quarterly, illustrates the point. This chart is based on a yearly investment of $2,000 on January 1. After 30 years the difference can mean as much as 50% more!

                                 8% Return          10% Return
                                 ---------          ----------
                   10 years        $31,726             $35,834
                   30 years       $256,465            $390,394


         The statistical exhibits above are for illustration purposes only and do not reflect the actual Fund performance for the Funds either in the past or in the future.

APPENDIX D--THE COMPANY LIFE CYCLE

         Traditional business theory contends that a typical company progresses through basically four stages of development, keyed closely to a firm's sales.

         1. Emerging Growth--a period of experimentation in which the company builds awareness of a new product or firm.

         2. Accelerated Development--a period of rapid growth with potentially high profitability and acceptance of the product.

         3. Maturing Phase--a period of diminished real growth due to dependence on replacement or sustained product demand.

         4. Cyclical Stage--a period in which a company faces a potential saturation of demand for its product. At this point, a firm either diversifies or becomes obsolete.

                        Hypothetical Corporate Life Cycle

         Hypothetical Corporate Life Cycle Chart shows in a line illustration, the stages that a typical company would go through, beginning with the emerging state where sales growth continues at a steep pace to the mature phase where growth levels off to the cyclical stage where sales show more definitive highs and lows.

         The above chart illustrates the path traditionally followed by companies that successfully survive the growth sequence.

FINANCIAL STATEMENTS


         Ernst & Young LLP serves as the independent auditors for Delaware Group Equity Funds II, Inc. and, in its capacity as such, audits the annual financial statements of the Funds. Decatur Income Fund's and Decatur Total Return Fund's Statements of Net Assets, Statements of Operations, Statements of Changes in Net Assets, and Notes to Financial Statements, as well as the report of Ernst & Young LLP, independent auditors, for the fiscal year ended November 30, 1996 are included in Delaware Group Equity Funds II, Inc. - Decatur Income Fund's and Delaware Group Equity Funds II, Inc. - Decatur Total Return Fund's Annual Report to shareholders. The financial statements, the notes relating thereto and the report of Ernst & Young LLP, listed above are incorporated by reference from the Annual Report into this Part B. Blue Chip Fund and Quantum Fund were not offered to the public prior to February 24, 1997.

APPENDIX C

Decatur Income Fund Performance Overview
     The following table illustrates the total return on one share invested in Decatur Income Fund A Class(1) during the 10-year period ended November 30, 1996. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Decatur Income Fund A Class

                                                                     Cumula-
                                                                    tive net
                                                                     asset
                        Net Asset                                   value at
            Maximum       Value           Distributions             year-end
            offering  --------------  -------------------------     with all
 Year       price at   Begin-          From          From          distribu-
 ended       begin-    ning     End   invest-       realized         tions
  Nov       ning of     of      of     ment          securi-         rein-
  30        year(2)    year    year   income       ties profits     vested
------    ---------  ------   ------  -------      ------------    --------

 1987      $20.28    $19.32   $15.86    $0.80        $2.00          $18.45
 1988       16.65     15.86    16.89     0.73         1.75           23.10
 1989       17.73     16.89    19.07     0.81         0.26           27.69
 1990       20.02     19.07    14.53     1.05         1.49           24.36
 1991       15.25     14.53    15.76     0.97         0.00           28.12
 1992       16.55     15.76    17.20     0.81         0.00           32.21
 1993       18.06     17.20    18.24     0.68         0.85           37.23
 1994       19.15     18.24    15.57     0.86         1.75           37.11
 1995       16.35     15.57    19.07     0.69         0.42           48.62
 1996       20.02     19.07    21.32     0.69         1.34           60.51
                                         ----         ----
Total Distributions                     $8.09        $9.86

                          PERCENTAGE CHANGES DURING YEAR
--------------------------------------------------------------------------------
       Decatur Income Fund
----------------------------------
Maximum Offering Price   Net Asset Value        Standard &        Dow Jones         Consumer
 to Net Asset Value     to Net Asset Value    Poor's 500(5)    Industrial(5)    Price Index(6)
-------------------------------------------------------------------------------------------------
Annual   Cumulative(3) Annual Cumulative(4) Annual Cumulative Annual Cumulative Annual Cumulative
------   ------------- ------ ------------- ------ ---------- ------ ---------- ------ ----------

- 9.0%     -4.5%       -4.5%    -4.5%        -4.7%    -4.7%    -1.1%   -1.1%    4.5%     4.5%
 19.3      19.6        25.2     19.6         23.3     17.5     19.8    18.4     4.2      8.9
 14.1      43.3        19.8     43.3         30.8     53.7     33.4    57.9     4.7     14.0
-16.2      26.1       -12.0     26.1         -3.5     48.3     -1.7    55.3     6.3     21.2
 10.0      45.6        15.5     45.6         20.3     78.4     16.9    81.5     3.0     24.8
  9.1      66.7        14.6     66.7         18.4    111.3     17.7   113.6     3.1     28.6
 10.3      93.1        15.9     93.2         10.1    132.7     14.7   145.0     2.7     32.0
 -5.3      92.0        -0.6     92.1          1.0    135.1      4.4   155.6     2.7     35.6
 24.8     151.6        31.0    151.6         36.9    221.9     39.3   256.1     2.6     39.1
 18.6     213.1        24.5    213.2         27.9    311.6     31.4   367.9     3.3     43.6

----------------------------
(1) Decatur Income Fund A Class began paying 12b-1 payments on May 2, 1994 and performance prior to that date does not reflect such payments.
(2) Reflects a maximum sales charge of 4.75% of total investment. There are reduced sales charges for investments of $100,000 or more.
(3) Reflects an offering price of $20.28 on November 30, 1986.
(4) Reflects a net asset value of $19.32 on November 30, 1986.
(5) Source: Interactive Data Corp.
(6) Source: John Russell Company.


    This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Series today.

     The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted indices of unmanaged securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in preferred and fixed income securities.

    The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX C


Decatur Income Fund Performance Overview
     The following table illustrates the total return on one share invested in Decatur Income Fund B Class during the period September 6, 1994 (date of initial public offering) through November 30, 1996. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.


Decatur Income Fund B Class


                                                                     Cumula-
                                                                    tive net
                                                                     asset
                          Net Asset                                 value at
            Maximum        Value           Distributions            year-end
            offering  --------------  -------------------------     with all
Period      price at   Begin-           From          From          distribu-
 ended       begin-    ning     End    invest-       realized         tions
  Nov       ning of     of      of      ment          securi-         rein-
  30        year(2)    year(2)  year   income       ties profits     vested
------    ---------  ------   ------  -------      ------------    --------
 1994      $16.59    $16.59   $15.55    $0.17        $0.00          $15.72
 1995       15.55     15.55    19.03     0.55         0.42           20.40
 1996       19.03     19.03    21.26     0.54         1.34           25.18
                                         ----         ----
Total Distributions                     $1.26        $1.76


                          PERCENTAGE CHANGES DURING YEAR
--------------------------------------------------------------------------------
       Decatur Income Fund
-------------------------------------
 Returns Excluding      Returns Excluding      Standard &        Dow Jones         Consumer
      CDSC                   CDSC              Poor's 500(3)    Industrial(3)    Price Index(4)
-------------------------------------------------------------------------------------------------
Annual   Cumulative(2) Annual Cumulative(2) Annual Cumulative Annual Cumulative Annual Cumulative
------   ------------- ------ ------------- ------ ---------- ------ ---------- ------ ----------
 N/A      N/A          -5.3%    -5.3%        -3.0%    -3.0%    -3.1%   -3.1%    0.5%     0.5%
 25.9%    29.9%        23.0     23.0         36.9     32.8     39.3    35.0     2.6   -197.4
 19.4     23.4         51.8     68.3         27.9     69.8     31.4    77.4     3.3   -196.7


----------------------------
(1) Total return provided for the period September 6, 1994 (date of initial public offering) through November 30, 1994 is not annualized. Total return for this short of a time period may not be representative of longer-term results.
(2) Reflects a net asset value of $16.59 on September 2, 1994.
(3) Source: Interactive Data Corp.
(4) Source: John Russell Company.

    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

APPENDIX C

Decatur Income Fund Performance Overview
     The following table illustrates the total return on one share invested in Decatur Income Fund Institutional Class(1) during the 10-year period ended November 30, 1996. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Decatur Income Fund Institutional Class

                                                                     Cumula-
                                                                    tive net
                                                                     asset
                        Net Asset                                   value at
            Maximum       Value           Distributions             year-end
            offering  --------------  -------------------------     with all
 Year       price at   Begin-          From          From          distribu-
 ended       begin-    ning     End   invest-       realized         tions
  Nov       ning of     of      of     ment          securi-         rein-
  30        year(2)    year    year   income       ties profits     vested
------    ---------  ------   ------  -------      ------------    --------

 1987      $19.32    $19.32   $15.86    $0.80        $2.00          $18.45
 1988       15.86     15.86    16.89     0.73         1.75           23.10
 1989       16.89     16.89    19.07     0.81         0.26           27.69
 1990       19.07     19.07    14.53     1.05         1.49           24.36
 1991       14.53     14.53    15.76     0.97         0.00           28.12
 1992       15.76     15.76    17.20     0.81         0.00           32.21
 1993       17.20     17.20    18.24     0.68         0.85           37.23
 1994       18.24     18.24    15.59     0.86         1.75           37.15
 1995       15.59     15.59    19.06     0.74         0.42           48.72
 1996       19.06     19.06    21.31     0.72         1.34           49.92
                                         ----         ----
Total Distributions                     $8.17        $9.86



                          PERCENTAGE CHANGES DURING YEAR
--------------------------------------------------------------------------------
                        Decatur Income Fund
                       --------------------
Maximum Offering Price    Net Asset Value       Standard &        Dow Jones         Consumer
  to Net Asset Value     to Net Asset Value   Poor's 500(3)     Industrial(3)     Price Index(4)
-------------------------------------------------------------------------------------------------
Annual   Cumulative(3) Annual Cumulative(4) Annual Cumulative Annual Cumulative Annual Cumulative
------   ------------- ------ ------------- ------ ---------- ------ ---------- ------ ----------
-12.6%    -12.6%       -4.5%    -4.5%        -4.7%    -4.7%    -1.1%   -1.1%    4.5%     4.5%
 14.6       9.4        25.2     19.6         23.3     17.5     19.8    18.4     4.2      8.9
  9.7      31.1        19.8     43.3         30.8     53.7     33.4    57.9     4.7     14.0
-19.5      15.3       -12.0     26.1         -3.5     48.3     -1.7    55.3     6.3     21.2
  5.6      33.2        15.5     45.6         20.3     78.4     16.9    81.5     3.0     24.8
  4.8      52.6        14.6     66.7         18.4    111.3     17.7   113.6     3.1     28.6
  6.0      76.7        15.9     93.2         10.1    132.7     14.7   145.0     2.7     32.0
 -8.9      75.9        -0.5     92.3          1.0    135.1      4.4   155.6     2.7     35.6
 20.0     130.9        31.1    151.2         36.9    221.9     39.3   256.1     2.6     39.1
 -6.2     136.8         2.5    158.4         27.9    311.6     31.4   367.9     3.3     43.6

----------------------------
(1) Performance for Decatur Income Fund Institutional Class for periods prior to January 13, 1994 (date of initial public offering) is calculated by taking the performance of the Decatur Income Fund A Class and adjusting it to reflect the elimination of all sales charges.
(2) Reflects a net asset value of $19.32 on November 30, 1986.
(3) Source: Interactive Data Corp.
(4) Source: John Russell Company.

    This period was one of generally rising common stock prices but also covers several years of declining prices. The results illustrated should not be considered as representative of dividend income or capital gain or loss which may be realized from an investment in the Fund today.

    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally-conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Series' portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.

    The Consumer Price Index, as prepared by the U.S. Bureau of Labor Statistics, is the most commonly used measure of inflation. It indicates the cost fluctuations of a representative group of consumer goods. It does not represent a return from an investment.

APPENDIX C

Decatur Income Fund Performance Overview
     The following table illustrates the total return on one share invested in Decatur Income Fund C Class during the period November 29, 1995 (date of initial public offering) through November 30, 1996. The results reflect the reinvestment of all dividends and realized securities profits distributions at the net asset value reported at the time of distribution. No adjustment has been made for any income taxes payable by shareholders on income dividends or realized securities profits distributions accepted in shares.

Decatur Income Fund C Class

                                                                     Cumula-
                                                                    tive net
                                                                     asset
                         Net Asset                                  value at
            Maximum        Value           Distributions            year-end
            offering  --------------  -------------------------     with all
 Period     price at   Begin-           From          From          distribu-
 ended       begin-    ning     End    invest-       realized         tions
  Nov       ning of     of      of      ment          securi-         rein-
  30        year(2)    year(2)  year   income       ties profits     vested
------    ---------  ------   ------  -------      ------------    --------
 1995(1)   $19.15     19.15    19.08     0.05         0.00           19.13
 1996       19.08     19.08    21.33     0.55         1.34           23.63
                                         ----         ----
Total Distributions                     $0.60        $1.34


                          PERCENTAGE CHANGES DURING YEAR
--------------------------------------------------------------------------------
       Decatur Income Fund
-------------------------------------
 Returns Excluding      Returns Excluding      Standard &        Dow Jones         Consumer
      CDSC                   CDSC              Poor's 500(3)    Industrial(3)    Price Index(4)
-------------------------------------------------------------------------------------------------
Annual   Cumulative(2) Annual Cumulative(2) Annual Cumulative Annual Cumulative Annual Cumulative
------   ------------- ------ ------------- ------ ---------- ------ ---------- ------ ----------
 N/A      N/A          -0.1%    -0.1%        -0.4%    -0.4%    -0.6%   -0.6%    N/A       N/A
 22.5     23.5         23.4     33.4         27.9     27.9      0.3    31.4     0.03     0.03

----------------------------
(1) Total return provided for the period November 29, 1995 (date of initial public offering) through November 30, 1995 is not annualized. Total return for this short of a time period may not be representative of longer-term results.
(2) Reflects a net asset value of $15.61 on November 29, 1995.
(3) Source: Interactive Data Corp.
(4) Source: John Russell Company.

    The Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average are industry-accepted unmanaged indices of generally conservative securities used for measuring general market performance. The performance illustrated for these indices reflects the reinvestment of all distributions on a quarterly basis and market price fluctuations. The indices do not take into account any sales charges or other fees. In seeking a particular investment objective, the Fund's portfolio primarily includes common stocks, which may differ from those in the indices, and may also include investments in fixed income securities.